INCOME EQUITY FUND
CAPITAL APPRECIATION FUND
SPECIAL EQUITY FUND
INTERNATIONAL EQUITY FUND

ANNUAL REPORT

DECEMBER 31, 1996

W'here Leading Money Managers Converge

                   MANAGERS INCOME EQUITY FUND
               MANAGERS CAPITAL APPRECIATION FUND
                  MANAGERS SPECIAL EQUITY FUND
               MANAGERS INTERNATIONAL EQUITY FUND

                          Annual Report
                        December 31, 1996

                       TABLE OF CONTENTS
                                          Begins
                                         on Page

President's Message                            1
The Managers Funds Performance                 4
   Complete performance table for all of The Managers Funds as of December 31, 1996
Investment Manager's Comments                  5
   Discussion of Funds' investment results during the year and cumulative total return graphs versus relevant index
Summary of Major Sectors and Country Allocations  24
   Side by side comparison of the Funds' industry breakdown
Schedules of Portfolio Investments            25
   Detailed portfolio listings by security type and industry
sector, as
   valued at December 31, 1996
Statements of Assets and Liabilities          42
   Fund balance sheets, Net Asset Value (NAV) per share
computation
   and cumulative undistributed amounts
Statements of Operations                      43
   Detail of sources of income, fund expenses, and realized and unrealized
   gains (losses) during the year
Statements of Changes in Net Assets           44
   Detail of changes in fund assets and distributions to
shareholders for
   the past two years
Financial Highlights                          46
   Historical net asset values, distributions, total returns, expense ratios,
   turnover ratios and net assets
Notes to Financial Statements                 50
   Accounting and distribution policies, details of agreements
and
   transactions with fund management and description of certain investment risks
Report of Independent Accountants             57


Investments in The Managers Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares of the funds are not federally insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any governmental agency.

President's Message

Dear Fellow Shareholder:

1996 was another monumental year for the stock market. For the second year in a row the S&P 500 and the Dow Jones Industrial Average (DJIA) raced to new heights fueled by record cash flows into equity mutual funds. Most responsible for the market's continued success, however, has been an economic environment of growth with low inflation accomplished through productivity increases driven by a technological revolution as important today as the industrial revolution was in the late 1800s.

Perhaps signaling that 1996 was to be another strong year, the markets got off to a quick start, with the DJIA rising almost 10% by mid-February. Small capitalization stocks led the way in the second quarter with the technology sector surging ahead, before peaking in June. In July the markets corrected with small capitalization stocks in particular moving sharply lower. As measured by the Russell 2000, small caps lost in July all they had gained in the first six months of the year. Large capitalization stocks held up much better as investors turned to large, liquid holdings to fill up their portfolios. The downturn was short-lived, as solid earnings, moderate economic growth and low inflation again encouraged investors. Strong cash flows into mutual funds resumed, and interest rates remained stable leading up to election day in November. The markets applauded the election results with a sharp rally. Interest rates dropped, and the S&P 500 gained 7.5% in November, its best one-month return since December 1991. Cautionary statements by Federal Reserve Chairman Alan Greenspan had only a temporary effect as the major averages were hitting all time highs in late December. Despite a 100 point drop on the final day of the year, the DJIA finished at 6,448, gaining 1,331 points for the year, or 26.0%. The S&P 500 returned 23.0% for the year, while the Russell 2000 returned "only" 16.5%. Although most of the major foreign markets, except Japan performed well for the year, U.S. stocks were again the dominant movers.

The S&P 500's return is especially striking given its 37.6%, return in the previous year, and the fact that it again outperformed a vast majority of professional investment managers such as mutual fund and institutional portfolio managers. Just as the economy and financial markets tend to move in cycles, history has shown that passive investing (investment in a static portfolio which mirrors an index such as the S&P 500) and active investing (the act of choosing and swapping investments based on their perceived merit) go through cycles of outperforming each other. As with many trends, the relative performance of an index can be somewhat self-perpetuating. As index mutual funds perform well, they gain in popularity and gather additional assets which must be put to work in the very same investments which have already performed well. This drives the price up further, which boosts the returns and the trend continues.

In the case of a capitalization weighted index, such as the S&P 500, this results in new inflows being allocated such that higher proportions are invested in the stocks which have recently performed the best, while less is invested in those that have performed poorly, regardless of the future prospects. The theory is that the active market is efficient, and correctly values all investments based on all available information. If and when index portfolios are only a minor proportion of the investment landscape, they have little or no effect on the valuations of investments, but as they have become a larger component of the financial marketplace, they have the potential to distort valuations. This could be one of the reasons why large capitalization stocks have far outperformed small capitalization stocks over the past few years, as well as one of the reasons that large caps have higher market valuations relative to small caps than they have had historically. just as the trend can be self-perpetuating on the way up, so can it also be self-perpetuating on the downside.

We at The Managers Funds continue to believe that active portfolio management by experienced investment professionals with the resources to research and evaluate individual issues is the best strategy in the long run. Common sense suggests that stocks should be owned based on their individual merit and prospective returns rather than their group membership or historical returns. We also believe, as do most investment organizations, that there are many different, yet successful, approaches to equity investing, and that there are benefits to diversifying across investment approaches.

Where we differ, however, is in our method of diversification. We believe that it is difficult, if not impossible for any individual or organization to achieve the highest proficiency in multiple styles of investing. The most effective way to achieve both excellence and diversification is to first seek excellence by searching for the best portfolio managers, within outside investment organizations, who focus their resources in specialized areas of the market, and who have demonstrated their expertise with successful investment results. Then, achieve diversification by combining the portfolios of complementary investment managers in order to take advantage of their strengths, while diversifying their risks.

Within the four equity mutual funds that we review in the following report, we have combined the talents of nine different portfolio managers and their investment teams at eight different investment organizations. In order to help describe why we believe that these individuals and organizations work well in combination, and are the best in their field, we have outlined each of the various investment philosophies of the portfolio managers who are managing your assets. Also we have reviewed the key events and drivers of the Funds' performances throughout the year. Finally, through the portfolio listings, financial statements and a few charts we have outlined how the portfolios are positioned going into 1997.

Looking forward, it is important to note that the strength of the financial markets has been the result of a near perfect environment; low inflation, high employment, an extended although weak economic recovery, strong corporate earnings driven by structural and technological improvements along with low interest rates. Low interest rates have also provided liquidity which, in turn, has been used for additional investment. This favorable, yet delicately balanced, environment will not last forever, but could very well continue for awhile.

As always, should you have any questions on this report, please feel free to contact us or your financial advisor.

We thank you for your continued investment in The Managers Funds.

Sincerely,
/s/Robert P. Watson
Robert P. Watson
President

The Managers Funds Performance (unaudited)
All periods ending December    31, 1996
                          Average Annualized Total     Returns*
                    ---------------------------------------------
-----------
                                         Since Inception
Morningstar
                     1 Year 3 Years 5 Years 10 Years   Inception
Date                 Rating**
Equity Funds:
Income Equity Fund    17.08% 16.67% 14.45% 12.46% 14.57%    Oct.
'84                   ****
Capital Appreciation Fund13.73% 14.32% 14.04% 14.66%   15.48%
Jun. '84              ****
Special Equity Fund   24.75% 17.87% 17.42% 17.60% 16.47%    Jun.
'84                   *****
International Equity Fund12,77% 10.17% 14.02%  10.62%  14.30%
Dec. '85              ****

Income Funds:
Short Government Fund 3.89%   2.27%   2.90%     - 5.21%     Oct.
'87                  **
Short & Intermediate Bond Fund4.15%    3.32%   5.94%   6.97%
8.56%               Jun. '84 ***
Intermediate Mortgage Fund 3.33% -3.15%    2.27%  6.36%     7.13%
May '86               *
Bond Fund             4.97%  8.42%    8.94%9.36%  11.37%    Jun.
'84                ****
Global Bond Fund      4.39% -            -            -
7.48%        Mar. '94NA
Money Market Fund     5.47%4.70% 3.93%    5.48% 5.91%  Jun. '84
NA

Past performance is no guarantee offuture results. Investment returns and share price will fluctuate. The redemption price of a mutual fund may be more or less than the purchase price. For additional or more recent information on the Managers Equity Funds, or for a prospectus for the Income Funds or the Money Market Fund, please call The Managers Funds at (800) 835-3879, or your investment adviser.
* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized.
** Morningstar proprietary ratings reflect risk-adjusted performance through December 31, 1996 and are subject to change every month. The ratings are by asset class and are calculated from the funds' three-, five- and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day T-bill returns. For the three-, five- and ten-year periods, respectively, each of the Equity Funds other than the International Equity Fund was rated against 1,826, 1,058 and 598 equity funds, the International Equity Fund was rated against 383, 185 and 60 international equity funds, and each of the Income Funds was rated against 1,104, 597 and 2,42 fixed-income funds. Ten percent of the funds in each asset class receive five stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

Managers Income Equity Fund
Investment Manager's Comments


Managers Income Equity Fund is an income oriented stock fund managed by The Managers Funds, L.P since its inception in 1984. The Managers Funds currently utilizes two independent sub-advisors who each manage approximately half of the total portfolio: Anthony Spare, of Spare, Kaplan, Bischel & Associates (SKB&A), hired in August 1990, and Robert Hoffman, of Scudder, Stevens & Clark, Inc. (SS&C), hired in August 1991.

The Portfolio Managers

Tony Spare can be described as a contrarian investor who uses the relative dividend yields of stocks to help identify issues which are severely undervalued by the market. He seeks to obtain excess returns from both the dividend income stream of the portfolio, along with the appreciation of stocks from depressed levels. Because the income stream provides a positive return, and the level of the dividend provides somewhat of a floor for the price of each stock, the returns from this type of strategy are intended to be less volatile than the market in general.

Tony's process is such that he only considers stocks which are yielding at least 30% more than the average dividend yield of the S&P 500. He and a team of analysts at SKB&A analyze each potential holding looking for strong balance sheets, ample cash flows and strong management with a dividend paying culture. Candidates for addition to the portfolio are those which are not only selling at high dividend yields (low prices) relative to the market, but also relative to their own historical levels. Each stock has a pre-determined buy and sell price based on the historic pattern of the relative dividend yield. Stocks are also sold when their prices rise to a level in which the dividend yield is below that of the S&P 500, or if the fundamentals deteriorate, signaling the possibility of a dividend cut.

While the discipline provides that stocks must yield at least 30,Yo more than the market for consideration, the reality is that Tony typically holds stocks which are yielding 50% or more than the market. At year end, Tony's portfolio had an average dividend yield of 4.27% while the average yield for the S&P 500 was 1.97%. As a rule, Tony invests only in domestic common stocks.

Robert Hoffman's philosophy is similar in the belief that stocks with high relative dividend yields provide above average returns with below average volatility in the long run. Hoffman, however, is more of a growth investor who uses relative dividend yields to identify stocks which are well valued and to avoid those which are overvalued. He seeks to obtain excess returns from the dividend income stream of the portfolio, appreciation of stocks from depressed levels, and appreciation of stocks as a result of earnings and dividend growth.

Similar to Spare, he invests only in stocks with a yield higher than that of the S&P 500 (in this case at least a 20% premium is required), and prefers stocks which have yields which are high relative to their own historical levels. After screening for yield, Robert and the team of analysts at SS&C analyze potential holdings in search of strong or improving fundamentals, earnings and dividend growth and strong management. Stocks are sold when the price rises to a point where the yield is more than 25% below that of the S&P 500. In addition, positions are sold if the fundamentals deteriorate, or merely to provide liquidity for other purchases.

As a rule, Robert generally stays fully invested with a majority of the portfolio in domestic common stocks, however, he will often purchase American Depositary Receipts (ADRS) of foreign companies' stocks, as well as Real Estate Investment Trusts (REITS). Occasionally, he will invest in preferred stock or convertible bonds. Given the pursuit of growth as well as yield, the portfolio's yield, while at a premium to the S&P 500, is less than that of the SKB&A portfolio. At year end, SS&C's portfolio had an average dividend yield of 3.32%.

The Year in Review

During the final six months of 1996, Managers Income Equity Fund provided a total return of 10.6% which brought the return for the full year to 17.1%. For the same periods, the Standard & Poors 500 Stock Index (S&P 500) returned 11.7% and 23.0%, respectively.

Top Ten Holdings
as of December 31, 1996

                 % Fund
Philip Morris Cos., Inc.*     2.46
J.P Morgan & Co., Inc.*  2.08
GTE Corp.*         2.06
J.C. Penney Co., Inc.    1.98
NYNEX              1.77
Bristol Myers Squibb Co.*     1.66
Exxon Corp.*       1.63
Bell Atlantic Corp. 1.67
Lincoln National Corp.   1.58
Dow Chemical Co.*  1.58

*A top ten holding December 1995

Since the yield oriented style of the Fund is partly intended to reduce volatility, it is typical for the Fund to lag the market in strong upturns, and it is expected to outperform the market during moderate, flat and down markets. Thus, it is not surprising that the Fund did not keep up with the strong upswing in 1996, although it did perform rather well in the second half due to strong performances from some of its larger capitalization holdings, along with the strong performance of large capitalization stocks in general.

Financials, which make up a large portion of the Fund performed well throughout the year, and particularly in the second half as it became clear that the rate inflation was not rising. Regional banking companies such as CoreStates Financial, First Bank Systems, Mellon Bank and Lincoln National performed well and are now being trimmed back as they are reaching full valuation. One of the strongest of the financial holdings throughout the year was Student Loan Marketing (Sallie Mae) which rose 41%, on 37% earnings growth and a steadily increasing dividend. Because the yield is now below that of the S&P 500 it is on hold and will likely be trimmed back.

Investments in the health care sector also performed well and the portfolio benefited from a concentration in pharmaceuticals, and avoidance of HMOs. In particular, Warner Lambert returned 57% for the year due to strong earnings and potential revenue growth from two new drugs to treat diabetes and cholesterol. Other strong performers included Bristol Myers Squibb, Eli Lilly, and Zeneca Group, a UK pharmaceutical holding company. As the valuations of these stocks have approached the high side of their historic ranges, these positions are being reduced.

The primary drag on the portfolio's performance in 1996 was a heavy position in electric utility stocks, which, as a group barely broke even for the year. A rise in interest rates during the first quarter combined with the shutdown of several nuclear power plants hurt the prices of the sector in general, and portfolio holdings Peco Energy, Unicom and Northeast Utilities, in particular. Patience helped, however, as the utilities kept pace with the market in the fourth quarter. The Fund's positions in British utilities, such as National Power and Powergen performed well, due in part to restructuring efforts, and also partly due to the strength of the British Pound. Valuations in the electric utilities are becoming more compelling on a relative basis, and thus, both portfolio managers have recently been adding exposure in this area.

Patience and fortitude also paid off in the case of tobacco companies which bounced back strongly in the fourth quarter after third quarter weakness caused by concerns about tobacco litigation. Philip Morris, the Fund's largest holding, rose 25% in the fourth quarter, and was the largest single influence on the Fund's performance during the quarter. Philip Morris raised its dividend by 20% in the third quarter, and despite its recent rise continues to yield close to 4% which is double the yield of the S&P 500. Other tobacco holdings include American Brands, RJR Nabisco, and UST.

From a relative standpoint, one of the key constraints on the Fund's performance during the year was a lack of technology holdings. Because of the high dividend yield levels which both portfolios managers require, the technology stocks that the Fund owns are mostly aerospace/defense companies as opposed to the computer related industries, such as semiconductors, computers, and software, which were among the best performing industries for the year. These holdings, such as United Technologies, Lockheed Martin and Boeing, a recent addition, nevertheless performed well, and were incremental contributors to performance.

Looking Forward

As previously mentioned, the portfolio managers, who both select stocks on an individual basis as opposed to rotating sectors or following themes, currently find themselves trimming in the areas of pharmaceuticals, financials, and consumer basics due to high valuations. With the proceeds, they are adding in the areas of electric utilities and telephones, specifically the regional "Bell" operating companies, which underperformed for the year, and despite a strong performance in December, offer interesting valuations.

Relative to the market, the valuations of the stocks in the portfolio remain attractive. At year-end, the weighted average price to earnings ratio for the total portfolio was 16.7, and the weighted average dividend yield was 3.74%. The 30-day annualized SEC yield for the Fund on December 31, 1996, was 2.67%.

Managers Income Equity Fund
Cumulative Total Return Performance


The Managers Income Equity Fund's cumulative total return is based on the monthly change in net asset value (NAV), and assumes that all distributions were reinvested.

The S&P 500 Index is an unmanaged capitalization weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. The index assumes reinvestment of dividends.

This chart compares a hypothetical $10,000 investment made in Managers Income Equity Fund on December 31, 1986, to a $10,000 investment made in the S&P 500 for the same time period. Past performance is not indicative of future results.

This table shows the average annual total returns for Managers
Income Equity Fund for the one-year, five-year and ten-year periods through December 31, 1996, and comparable returns for the S&P 500 Index.

Average Annual Total Returns                Annualized

                       One       Five        Te n
                       Year      Years      Years

Managers Income Equity Fund      17.1%      14.5% 12.5%

S&P 500 Index          23.0      15.2       15.3

Managers Capital Appreciation Fund
Investment Manager's Comments


Managers Capital Appreciation Fund is a growth oriented stock fund managed by The Managers Funds, L.P since its inception in 1984. The Managers Funds currently utilizes two independent sub-advisors who each manage approximately half of the total porffolio: Linc Field at Dietche & Field Advisors, Inc., hired in December, 1986, and Frank Husic at Husic Capital Management, hired in September, 1996.

The Portfolio Managers

Linc Field's investment philosophy involves finding companies in which there is some catalyst which will cause the earnings growth rate to rise. Catalysts can be in the form of a new product or technology, an acquisition divestiture or restructuring, significant management changes, or outside forces such as industry events or changes in demand. Since the events that can drive a catalyst are usually known in the marketplace, the key challenge is correctly evaluating the timing and results of the event, and determining whether or not the price of the stock sufficiently reflects the forecast outcome.

The analysts at Dietche & Field create cash flow and earnings models to set a price target and a target horizon one to two years forward. A smooth trendhne is set toward the price target. Positions are established and increased when the stock is trading below the trendhne, and reduced or eliminated when trading above the trendline. Trading around the trendline is intended not only to add value over time, but also to reduce portfolio volatility. Stocks are also liquidated if the fundamentals deteriorate, or if the catalyst fails.

Linc typically invests a majority of the portfolio in domestic mid-capitahzation companies with some exposure in large capitalization companies and occasionally purchases American Depositary Receipts (ADRS) of foreign companies' stocks. Linc generally stays fully invested with a portfolio of between 80 and 100 positions.

On September 10, 1996, we replaced one of the Fund's sub-advisors, Hudson Capital Advisers, with Husic Capital Management, headed by Frank Husic. Frank's investment philosophy depends upon early recognition of change that leads to high expected earnings growth and altered investor perceptions. Further, he believes in concentrating his portfolio in the greatest expected beneficiaries of those changes. Concentration comes in the form of investing within a limited number of investment themes, and then limiting the number of holdings to approximately 35 positions.

Frank begins by developing investment themes and then identifying a universe of candidates which will potentiauy benefit from the effects of the themes. Themes are typically long lived, two or more years, and are developed through the course of business,- discussions with company managements or other investors, fundamental analysis, and the tracking of economic, financial and demographic trends.

Portfolio concentration enables Frank and his investment team to focus on the details of each company in which he invests, speaking with management as well as the managements of competitors, clients and suppliers. If there is any drawback to concentration it is that it tends to be volatile, since each holding has a meaningful effect on the portfolio.

To limit negative effects, Frank has developed a strict discipline which involves setting short-term fundamental hurdles for each holding in the portfoho. Hurdles can be earnings targets, sales goals, margin improvements, store openings, acquisitions, divestitures, or any event relating to the operations of the company. If the hurdle is achieved, the position is held or increased and a new hurdle is set. If the hurdle is not achieved, the position is reduced and a new hurdle is set. If a hurdle is missed twice, the position is eliminated.

This discipline has three purposes. First, it serves as a strict and unemotional sell signal. Second, it naturally concentrates the portfolio into those companies which are achieving fundamental success, while de-emphasizing those that are not. Third, it serves to confirm or disprove the efficacy of each investment theme.

The Year in Review

During the final six months of 1996, Managers Capital
Appreciation Fund provided a total return of 6.5% which brought the return for the full year to 13.7%. For the same periods, the Standard & Poor's 500 Stock Index (S&P 500) returned 11.7% and
23.0%, respectively.

        Top Ten Holdings
      as of December 31, 1996
                  % Fund
 Intel Corp.         4.39
 Household International Inc. 2.73
 Nike, Inc., Class B 2.36
 Bankers Trust New York Corp. 2.21
 3Com Corp.          2.17
 Republic Industries, Inc.    2.13
 Cisco Systems, Inc. 2.01
 Extended Stay America, Inc.  1.97
 Peoplesoft, Inc.    1.89
 Pride Petroleum Serivces, Inc.    1.84

Although a one year return of 13.7% is respectable from an absolute perspective, the return is disappointing when compared to that of the S&P 500. Part of the underperformance is a result of not sufficiently owning the largest capitalization companies in the U.S. market. In 1996 the difference in performance between large and small capitahzation companies was the widest in recent memory. For example, the largest 50 stocks in the S&P 500 appreciated 24.3% on average, while the remaining 450 stocks returned only 10.1'7o on average. In fact, 25 of the largest companies accounted for more than 50% of the return of the index. This is not an excuse, but an observation of how well the large caps performed in 1996. There were plenty of opportunities during the year and the Fund capitalized on many of them.

Among the Fund's best performing positions was Consolidated Stores, which and appreciated 93% for the year by steadily increasing its earnings and completing a favorable acquisition of Kay Bee Stores. Financial holdings also performed well throughout the year, benefiting from stable interest rates, consolidations and increasing fee based services. AFLAC rose 44% on solid earnings growth and strong product demand. Countrywide Credit grew 32% from growth in demand for mortgages as well as expansion of their product line. Bank of Boston rose 39% with a successful acquisition of Bay Banks.

The technology sector provided mixed results for the Fund.
Intel, the Fund's largest position during the fourth quarter, had the largest dollar gain for the Fund as it appreciated 58% from its purchase price. Cisco Systems and third quarter additions Microsoft and 3Com also added value. Conversely, Bay Networks traded down due to an extended product transition which was detrimental to earnings. Micro Warehouse dropped more than 70% due to systems problems and a slowing of Apple Macintosh sales. Other disappointments included Informix, Computer Associates and America Online.

The most detrimental sector for the Fund during 1996 was communications. The portfoho's emphasis on cellular communications, and equipment companies was ill fimed. Octel Communications, Paging Network, Tele-
Communications and Glenayre Technologies were among the laggards. Except for Paging Network, these have been liquidated. There were, however, bright spots in this sector, including L.M. Ericsson, a Swedish telecommunications company which rose 52% for the year, and Ascend Communications, which rose 53% and was reduced as it was peaking in December.

Looking Forward

Looking forward, Linc Field is encouraged by the fundamentals and valuations in his portfolio relative to those of the large capitalization stocks in the index. He is concerned, however, that with unemployment at such low levels, labor rates along with a worldwide economic recovery may induce an increase in inflation.

Frank Husic expects continued strong liquidity into mutual funds from both domestic and foreign investors, continued positive earnings surprises and continued consolidation in a number of industries. He is also bullish on the relative performance of small and mid-capitahzation companies. One note of caution is that the prosperous environment we have experienced lately is partly a result of political stability across the globe. Unforeseen political or mflitary unrest in any number of regions could have adverse effects on continued economic expansion.

Currently Frank is investing based on four major themes.

Corporate Renaissance is a theme focusing on companies which are restructuring. Frank expects 1997 to offer a number of new opportunities in this theme.

The Power of Growth theme is premised on Frank's expectation of steady growth in the U.S. economy, and is buoyed by his enthusiasm for rapid growth in California and the West Coast economies which, in his view, should benefit from the troika of trade, technology and tourism over the next two to five years.

Riding the Information Superhighway is a theme based on Frank's belief that corporations will continue to upgrade their computer systems, which should drive demand growth for addon goods and services such as software, networks and memory.

Finally, Frank has a focus on Super Secular Growers, which are companies that are able to maintain high growth rates, and will thus be rewarded with increased valuations by investors.

Managers Capital Appreciation Fund
Cumulative Total Return Performance


The Managers Capital Appreciation Fund's cumulative total return is based on the monthly change in net asset value (NAV), and assumes that all distributions were reinvested.

The S&P 500 Index is an unmanaged capitalization weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. The index assumes reinvestment of dividends.

The S&P Midcap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S.
stock market where the median market capitalization is approximately $700 million. The S&P 400 was developed on December 31, 1990. S&P 400 returns previous to 1991 are based on a pro forma index of stocks similar to the S&P 400.

This chart compares a hypothetical $10,000 investment made in Managers Capital Appreciation Fund on December 31, 1986, to a $10,000 investment made in the S&P 500 and the S&P 400 for the same time period. Past performance is not indicative of future results.

This table shows the average annual total returns for Managers
Capital Appreciation Fund for the one-year, five-year and ten-year periods through December 31, 1996, and comparable returns for the S&P 500 Index and the S&P 400 Index.

Average Annual Total Returns
                                Annualized

                        One       Five       Ten
                        Year      Years     Years

Managers Capital Appreciation Fund          13.7% 14.0%     14.7%
S&P 500 Index           23.0      15.2      15.3
S&P 400 Index           19.2      13.0      15.3

Managers Special Equity Fund
Investment Manager's Comments


Managers Special Equity Fund, managed by The Managers Funds, L.P since its inception in 1984, is a growth oriented equity fund which primarily invests in the stocks of small capitahzation companies. The Managers Funds currently utilizes three independent sub-advisors who each manage approximately one third of the total portfolio: Andrew Knuth of Westport Asset Management, and Timothy Ebright of Liberty Investment Management, each of whom has been managing a portion of the Fund since December, 1985, and Gary Pilgrim of Pilgrim Baxter & Associates, who has been managing a portion of the Fund since October, 1994.

The Portfolio Managers
Andy Knuth's investment philosophy entails investing in small capitabzation companies which he perceives as having significant upside potential in earnings and return on equity over the next twelve to eighteen months. Although he is investing for growth, Andy will purchase stocks only if they are selling at or below the market's price/earnings multiple, or below valuations of other companies in the same industry. Thus, he must discover and invest in companies very early in their growth cycle.

Implicit in the strategy, is that Andy and his partner focus on a small number of issues, and tend to hold them for a long time. The concentration and low turnover enable Andy to heavily research and monitor each position. He is focused on future profits only, and, in fact, prefers to find businesses which are inherently good but which have gone through a troubling period. Factors which may improve earnings and investor perceptions include acquisitions or divestitures, management shake-ups, changes in the business cycle, or the development of a proprietary product in a strong industry. He searches, in particular, for companies with good managers who are finding ways to substantially improve the company.

The result is that Andy will typicahy have a portfolio of approximately 30 stocks, and any significant industry concentrations are merely an outcome of bottom up selection. Because some of the companies in which he invests may not yet have earnings, the price to traihng earnings ratio may be high, although the price to forward earnings will be well below average. Andy is a patient investor, usually turning over less than 20% of his portfolio per year.

While similar in some respects, Tim Ebright of Liberty Investment Management searches for a different kind of value and growth.
Tim searches for companies which have very predictable earnings, positive operational cash flow and a defensible market position, which are selling for less than the intrinsic value of the business. In addition, Tim prefers companies in which the managers own a substantial portion of the stock.

Typically this combination can only be found in companies that have not been "discovered" by institutional investors, or have been "orphaned" since their initial public offerings. Companies such as this tend to be very small, thus, Tim is what many consider a micro-cap manager. That is, he typically invests only in companies with market capitalizations under $300 million, sometimes far smaller. If his analysis is correct, the portfolio makes money in one of three ways: First, the company may continue to churn out steady earnings growth for an indefinite period. Second, the stock may be discovered by institutional investors and enjoy an expansion of its valuation. Third, the company may be acquired at or above its intrinsic value.

Because of the size of the companies, Tim must build a portfolio of close to 100 positions. These stocks tend to be less susceptible to market swings, and exhibit less price volatility merely because they trade much less than larger companies. Their added risk is in their lower liquidity.

Gary Pilgrim, of Pilgrim Baxter & Associates focuses only on companies with high and accelerating earnings growth. First, he screens for stocks which are exhibiting at least 20% or greater earnings growth. He then ranks these stocks using a proprietary quantitative ranking system (QRS) which focuses on recent earnings growth, earnings acceleration, prospective earnings growth and potential for earnings surprise. A team of analysts at Pilgrim Baxter speak with managements and analyze the businesses to confirm and refine earnings expectations, and stocks are purchased and sold based on their relative rankings.

Typically the portfolio will have an average historical and expected earnings growth rate of near 50%. Because such a high priority is placed on high growth, the companies in the portfolio tend to be very visible, and possess very high price to earnings multiples. While successful growers move up in price quickly, companies posting disappointing earnings move down dramaticaby as well. High multiples also make the prices very sensitive to industry and economic news and events. The result is a portfolio which exhibits a high level of price volatility.

In addition, the QRS's focus on short-term periods results in a high amount of portfolio turnover. This is a necessary circumstance since companies with high price multiples whose growth is slowing need to be identified and replaced immediately Gary typically holds around 80 positions and has an annual turnover ratio in excess of 200%. His portfolios are also typically heavily weighted in a few business sectors.

Risk is a necessary part of investing, and is particularly inherent in investing in small capitalization companies. In this Fund we have combined three managers, who each specialize in a different type of risk. Andy Knuth takes on extra specific (or company) risk by concentrating his portfolio in a small number of stocks. Meanwhile he is trying to decrease price risk by purchasing undervalued companies. Tim Ebright is taking on added liquidity risk while decreasing specific and price risks. Gary Pilgrim is taking on added price risk while lowering specific risk.

The Year in Review

During the final six months of 1996, Managers Special Equity Fund provided a total return of 5.8% which brought the return for the full year to 24.8%. For the same periods, the Russell 2000, a broad index of small capitalization stocks, returned 5.5% and 16.5%, respectively.

       Top Ten Holdings
     as of December 31, 1996

                    % Fund
National Education Corp.*     2.10
El Paso Electric Co.  1.44
Charter Power Systems Inc.    1.42
Harper Group, Inc.*   1.42
Air Express International Corp.    1.39
Charter One Financial Inc.*   1.32
Sensormatic Electronics Corp. 1.22
MacFrugals Bargains Close-
 Outs, Inc.           1.21
Airborne Freight Corp.*  1.15
Roosevelt Financial Group, Inc.    1.11
   * A top ten holding December    1995

The Fund's diversity was its greatest asset in 1996, as strong performance came from a variety of areas, and enabled the Fund to hold up well during the sharp early summer downturn in prices, which particularly effected small capitalization issues.

The Fund's largest holding, National Education, an educational book and software publisher, was also one of its best performers. Despite a fourth quarter correction, the stock appreciated 88% for the year as it improved its operations, increased revenues and moved earnings into positive territory. The Fund's other publishing holdings also performed well,- Houghton Mifflin rose 32%, while Steck Vaughn Publishing rose 49% for the year.

The Fund also owns a large group of business services firms, which, along with the publishing companies, makes up the bulk of the general business sector, the Fund's largest sector weighting. Although these are categorized together, this is a diverse group of companies, which benefited from the productive economy and the continuing trend toward outsourcing. Volt Information Sciences, which helps businesses with a wide array of consulting and computer and communication instaflation services, rose 42%. Kinder Care Learning Centers, a chain of day care centers appreciated 49% for the year. Iron Mountain, a firm which transports and archives business records, rose 93%.

Financial companies make up the next largest sector in the portfolio, and these continued to benefit from low interest rates and consolidation. Among the Fund's takeover targets were American Travellers, up 95%, and Home Financial, up 17%. The Fund's largest financial position at year end was Charter One Financial, a mid-western bank holding company which rose 38% on steady earnings growth. AT&T Capital began the year as the Fund's largest financial holding and was sold mid-year after a gain of 18%. Other important contributors included The Money Store, which rose 77% in the first quarter on strong revenues and earnings, and First Savings Bank of Washington, which appreciated 41% on strong earnings gains and a share buyback program,

Health care companies, another area of concentration for the Fund, provided lackluster performance for the year, especially in the second half. Transportation holdings were mixed overall for the year. Technology company stocks, although volatile, provided meaningful gains for the year. Cornverse Technology rose 88% as a result of strong earnings, Pomeroy Computer rose 108% in the third quarter alone and was liquidated, and Uniphase Corp. appreciated 60% during the final six months as a result of strong earnings growth. Software companies Remedy Corporation and McAfee Associates rose 172% and 125%, respectively, for the year.

The greatest area of weakness for the Fund was in communications stocks which started the year well but traded down in the summer and never forced their way back up. While there were some gainers, such as Aspect Telecommunications which appreciated 90% for the year, cellular communications companies in particular were weak during the second half.

Looking Forward
Given the relative underperformance of small capitalization stocks in general, along with the current valuations of their stocks relative to the broad market, the portfolio managers are encouraged by the prospects for the coming year. While cautious about the ability of the economy to sustain its delicate balance of steady growth with low inflation, they note that it is very beneficial to small companies.

Andy Knuth and Tim Ebright have both been relatively active in recycling their gains as some of their holdings have been acquired, or have grown to full valuation. Andy continues to focus on banks where he sees continued prospects for consolidation, and transportation where he sees compelling values and growth.

Tim Ebright is finding fresh candidates among some of the 700 companies which went public in 1996 and which have since dropped in price as the institutions which originally supported them focus their energies elsewhere. He continues to add business services companies which have steady, predicable growth, and are benefiting from the continued trend toward outsourcing of labor. In addition, Tim has recently been adding some communications companies as their prices come back below intrinsic values.

Finally, Gary Pilgrim continues to focus on the fastest growing segments of the market and thus remains heavily invested in technology and health care companies. While these have recently been extremely volatile, reacting to each item of news, the earnings growth of the holdings have, on average, been healthy. Thus, the volatility has provided opportunities to adjust positions. Within the technology sector, Gary has been adding hardware manufacturers while reducing exposure to software companies. In addition, Gary has added some petroleum services holdings, capital goods companies and retailing positions.

Managers Special Equity Fund
Cumulative Total Return Performance


The Managers Special Equity Fund's cumulative total return is based on the monthly change in net asset value (NAV), and assumes that all distributions were reinvested.

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately
11% of the Russell 3000 total market capitalization.

The Russell 3000 Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S.
equity market.

This chart compares a hypothetical $10,000 investment made in Managers Special Equity Fund on December 31, 1986, to a $10,000 investment made in the Russell 2000 for the same time period.
Past performance is not indicative of future results.

This table shows the average annual total returns for Managers
Special Equity Fund for the one-year, five-year and ten-year periods through December 31, 1996, and comparable returns for the Russell 2000 Index.

 Average Annual Total Returns
                         Annualized
                         One       Five       Ten
                         Year      Years     Years

 Managers Special Equity Fund      24.8%     17.4%     17.6%
 Russell 2000 Index      16.5      15.7      12.4

Managers International Equity Fund
Investment Manager's Comments


Managers International Equity Fund, managed by The Managers Funds, L.P since its inception in 1985, seeks long-term capital appreciation through investment in non-U.S. equity securities. The Managers Funds currently utilizes two independent subadvisors who each manage approximately half of the total portfolio: Wilham Holzer of Scudder, Stevens & Clark, Inc., hired in December 1989, and John Reinsberg, of Lazard Fr&res Asset Management, who was hired in January 1995.

The Portfolio Managers
William (Willie) Holzer can be described as a "top down" thematic investor. He views the world as a single global economy as opposed to a couection of separate country economies. Willie focuses his efforts by first developing global investment themes which target the fastest growing or most profitable segments of the global economy. Themes are typically long lived, three or more years, and are developed through the course of business; discussions with company managements or government officials, fundamental and economic analysis, and the tracking of economic, financial and demographic trends. Willie then works with the large group of global securities analysts at Scudder to identify the companies which will potentially benefit from the effects of the themes. These companies will necessarily have attractive fundamentals and reasonable valuations, along with strong company management.

Willie also believes that it is important to distinguish between three types of companies. Domestic companies are those which produce, sell and raise capital all in their home country International companies are those which produce at home, but sell their products and raise capital anywhere in the world. Global companies are those which produce, sell and raise capital anywhere. Willie will invest in any of these types in order to capitalize on a theme, however, he prefers global companies which generally have the flexibdity and resources to exploit global trends. Thus, his porffoho tends to be heavily weighted in large capitalization, multi-national companies. In addition, his porffoho will tend to be concentrated in the developed markets, with only a small portion invested in companies domiciled in less developed or 11 emerging" markets. However, companies in the portfolio, while domiciled in developed markets, may have operations or distribution in the emerging markets. Given the long-term nature of the themes, his rate of turnover is relatively low and typically in the 40% to 50% annual range.

John Reinsberg, of Lazard Fr&res Asset Management, pursues what is referred to as a "bottom up" value approach. The portfolio managers and analysts at Lazard Fr&res focus on individual stocks that they believe are financially productive and inexpensively priced. In order to correctly determine what is inexpensive, they analyze the financial statements in the local language, and refigure the accounting in order to make comparisons across countries and industries. This rigorous accounting validation, performed by a large staff of multi-lingual analysts is one of the keys to Lazard's approach.

John and his team visit and analyze the management and operations of the worthwhile candidates. In purchasing undervalued securities its important to distinguish companies which will improve their valuation from those which are likely to stay at low valuations. John's goal is to find and invest in companies which are creating value. Value creation can come from improving operations or distribution channels, restructuring management, acquisitions, divestitures, or exploiting new markets.

Country and industry allocation are the result of stock selection, although John manages the structure in order to maintain a reasonable diversification. Given his preference for full and accurate financial disclosure, John tends to have only minimal investments in emerging markets. Although it is improving, financial recording and accounting practices in less developed countries are erratic. As is typical of a value oriented investor, John's portfolio turnover rate is also relatively low and tends to be in a range of 20% to 30% annually.

Some thoughts about currencies.

One of the additional risks of investing in foreign companies is the risk that foreign currency devaluations will decrease the value of your investment when translated back to U.S. Dollars. This risk can also work in reverse and increase the value of your investment. Currency movements are no less difficult to predict than the direction of interest rates; in fact they are related. One of the benefits of international investing is the diversification benefit gained from the difference in return patterns (lower correlation of returns) that foreign stock markets have with U.S. stocks. Much of this differentiation comes from currency movements. This is a long way of saying that much of the diversification benefit of international investing is a result of currency fluctuations.

For this reason, the portfolio managers of the Fund do not, as a policy, hedge all foreign currency exposure in the portfolio back to U.S. Dollars. In fact, both managers use currency hedges sparingly. Here's why: First, as previously mentioned, it is difficult to predict currency movements, and neither manager believes he can consistently add value by timing currencies. Secondly, the currency exposure of the portfolio is not necessarily reflected in the country allocation. Most of the companies in the portfolio are global companies that may have assets in, and certainly derive revenues from a variety of countries in a variety of currencies. Hence, determining the appropriate hedge ratio would be extremely difficult. We and the managers together believe that the portfolio is well diversified in currencies, and would not benefit from a policy of active hedging or currency management. That said, there are periods when, if the managers believe there is particular risk of volatility in a certain currency, they will use forward foreign exchange contracts to hedge all or a portion of the currency exposure.

The Year in Review
During the final six months of 1996, Managers International Equity Fund provided a total return of 5.8% which brought the return for the full year to 12.8%. For the same periods, the Morgan Stanley Capital International - Europe Australia Far East Index (EAFE) returned 1.5% and 6.1%, respectively.

       Top Ten Holdings
     as of December 31, 1996
                   % Fund
Hoechst AG*          2.69
Daimler-Benz AG      2.23
Novartis AG          2.05
Sony Corp.           1.83
Mannesmann AG*       1.72
Veba AG*             1.57
British Aerospace PLC1.52
Nestle SA, Reg. ADR* 1.46
General Electric Co. PLC 1.39
Grand Metropolitan PLC   1.38

*A top ten holding December 1995

While the S&P 500 was a difficult index for domestic equity managers to beat in 1996, the EAFE was an easy index for foreign equity managers to beat, for related reasons. Both indices are capitalization weighted, and just as the largest capitalization stocks which dominate the S&P 500 performed extremely well in 1996, the EAFE index is heavily weighted in Japanese stocks (32%) which performed poorly in 1996. This is demonstrated by the fact that the EAFE index without any Japanese exposure (EASEA) returned 21.0% for the year. As this Fund, along with most international equity funds, is underweighted in Japanese stocks, it easily ouperformed the EAFE index.

Thus, the selection and amount of Japanese securities in the portfolio was a key driver in the Fund's performance this past year, as it will be in 1997. The Fund began the year with 18% invested in Japanese securities and finished the year with a 16% allocation. Since neither manager allocates based on countries, the investments were based on individual security decisions, which were mixed. Holdings in the large global consumer products companies such as Honda, Toyota, Sony, Canon and Bridgestone, performed well, rising between 10% and 30% for the year.
Holdings in Japanese basic industries, and capital goods companies, such as Sekisui Chemical, Sumitomo Metal & Mining, Omron, Nisshin Steel, and NKK, traded down between 7% and 33% for the year. Underweighting the Japanese financial sector, particularly the major banks, was beneficial, as these traded down on concerns over the quality of their loan portfolios. Sumitomo Trust, and Mitsui Marine & Fire Insurance were the only portfolio holdings which were effected.

German stocks, which were, by year end, the heaviest portion of the portfolio were also its best performers. The common thread to these holdings is that the companies are productively restructuring their business, which not only continues to be an important investment theme for Willie Holzer, but also an attractive form of value creation for John Reinsberg. For example, Hoechst, the Fund's largest holding, outlined plans to create a strategic holding company in order to create transparency, separate businesses into operating units and motivate its managers. Then it sold its non-core specialty chemicals business and finally purchased the remaining portion of Roussel Uclaf to solidify its pharmaceutical business. Hoechst rose 74% during the year, and was by far the largest single contributor for the year. Other German companies which are accomplishing similar improvements through consolidation, restructuring and allying include Daimler Benz, Mannesmann, BASF, Veba and RWE.

In fact, consolidation was a key driver to the Fund's performance throughout its European holdings. Gnral des Eaux added British Telecommunications to its telecom joint venture, and Lloyds Abbey Life was purchased by Lloyds TSB. In Sweden, Svenska Handelsbanken consolidated its superior positio with an offer to buy Stadshypotek.

The porffoho's utilities holdings also benefited from corporate actions. In the U.K., Midlands Electric accepted a bid from two U.S. utilities, National Power returned cash to shareholders through a large special dividend, and Powergen completed its gradually paid public offering. In Switzerland, Electrowatt broke into two entities and has received bids for both.

The Fund's small investment in companies in emerging markets had little effect because of mixed results. South American energy holdings, YPF Sociedad Anonima, and Companhia Energetica de Sao Paolo, rose 17% and 35%, respectively, while a 1.7% position in Korean stocks lost 36% on average. A small position in Huaneng Power Intl of China, rose 56% for the year.

Looking Forward
Looking forward, both portfolio managers are encouraged by the prospects for foreign stocks, both nominally and relative to the U.S. market. On a relative basis, they see very low valuations for companies compared to U.S. companies. Continued low interest rates bode well for corporate profits and liquidity The team at SS&C believes that we have already entered what could be an extended period of global growth with disinflation similar to the growth experienced during the industrial revolution of the late 1800s. Continued corporate restructuring, particularly in Europe, along with an emerging equity culture, whereby companies focus on increasing shareholder value, should continue to unlock values in European stocks.

Wille Holzer's themes going into 1997 focus on life insurers which are providing individuals with private pension savings; companies which cater to and profit from an aging population; companies which are restructuring and joining the global capital markets; companies with new technologies which set standards to which their competitors must conform; companies which are the world's cheapest producers of their respecfive products.

John Reinsberg will continue to concentrate on finding value within individual stocks, but with a particular focus on a few important developments during 1997. The development of the common European Currency has been progressing slowly, but will be a large benefit when complete. If Japanese banks formally recognize and write off their bad debts, they could become worthwhile for investment. Finally, Hong Kong's transition to China will obviously have important ramifications for companies in the region.

Managers International Equity Fund
Cumulative Total Return Performance


The Managers International Equity Fund's cumulative total return is based on the monthly change in net asset value (NAV), and assumes that all distributions were reinvested.

The MSCI EAFE Index (EAFE) is compiled by Morgan Stanley Capital
International. It consists of over 1000 large, publicly traded stocks from 20 countries of Europe, Australia and the Far East.
The index assumes reinvestment of dividends.

This chart compares a hypothetical $10,000 investment made in Managers International Equity Fund on December 31, 1986, to a
$10,000 investment made in the EAFE for the same time period.
Past performance is not indicative of future results.

This table shows the average annual total returns for Managers
International Equity Fund for the one-year, five-year and ten-year periods through December 31, 1996, and comparable returns for EAFE Index.

Average Annual Total Returns
                                Annualized
                        One       Five       Ten
                        Year      Years     Years

Managers International Equity Fund          12.8% 14.0%     10.6%
EAFE Index               5.5      8.2        8.6


The Managers Funds
Summary of Industry Weightings and Managers International Equity
Fund
Country Allocations Relative to MSCI EAFE Index

Major Sectors Managers     Managers Managers Managers
                Income      Capital  Special International
                  Equity Fund       Appreciation Fund Equity Fund
Equity Fund

Basic Industries 11.8%     5.8%     2.9%  15.0%
Capital Goods      2.1      4.1      7.6   10.0
Communication Services     11.0      7.2    4.6   1.3
Computer Software  0.0      3.7      6.1    0.0
Consumer Basics    9.7      0.0      0.6    8.1
Consumer Durable Goods      3.2      0.8    0.6   9.4
Consumer Non-Durables3.7    9.4      4.5    2.9
Consumer Services  0.0      3.0      2.6    0.0
Energy            10.1     11.4      2.8    6.9
Entertainment & Leisure     0.0      4.9    3.6   3.5
Environmental Controls      0.1      3.2    2.6   0.0
Finance and Insurance17.3  17.5     12.0   15.7
General Business   0.6      2.9     12.7    3.5
Health Care        5.0      4.6      9.7    3.7
Real Estate        3.2      0.0      2.0    0.4
Technology         3.7     15.3      6.8    3.7
Transportation     0.9      3.4      6.4    0.9
Utilities         10.5      0.0      1.4    5.8
Other              7.1      2.8     10.5    9.2

Country Allocation        Managers    Country Allocation
Managers
            International             International
          Equity Fund    EAFE Index
Equity Fund EAFE Index

Germany      17.8%  8.2%  Canada       1.2%  0.0%
United ICngdom16.8  19.2  Spain        1.2   2.3
Japan        15.5   32.3  South Korea  1.1   0.0
France        9.3    6.9  Bermuda      0.9   0.9
Switzerland   8.5    5.6  Denmark      0.9   0.9
United States 8.1    0.0  New Zealand  0.6   0.4
Sweden        5.1    2.3  South Africa 0.5   0.0
Australia     3.2    3.0  Finland      0.5   0.7
Netherlands   2.8    4.7  Austria      0.4   0.4
Brazil        1.7    0.0  China        0.3   0.0
Italy         1.7    3.1  Ghana        0.3   0.0
Hong Kong     1.5    3.8  Argentina    0.1   0.0

Managers Income Equity Fund
Schedule of Portfolio Investments
December 31, 1996
                                Shares    Value
Common Stocks - 93.5%
Basic Industries - 11.8%
Allegheny Teledyne, Inc.        13,017   $299,391
Betz Laboratories, Inc.         7,600    444,600
Bowater, Inc.                   3,500    131,687
Dow Chemical Co.                10,700   838,613
DSM NV, SponsoredADR            5,000    119,375
Eastman Chemical Co.            5,900    325,975
E.I. dupont deNemours & Co., Inc.4,400   415,250
Freeport, McMoRan Copper & Gold, Inc.,
 Class A                        8,400    236,250
Georgia Pacific Corp.           3,500    252,000
Imperial Chemical
 Industries PLC,
 Sponsored ADR                  5,200    270,400
Kimberly-Clark Corp.            4,200    400,050
Louisiana-Pacific Corp.         8,300    175,337
Lubrizol Corp.                  7,000    217,000
Olin Corp.                      4,600    173,075
Oregon Steel Mills, Inc.        13,300   222,775
Phelps Dodge Corp.              1,800    121,500
Potlatch Corp.                  4,900    210,700
Stone Container Corp.           9,300    138,338
Union Camp Corp.                6,900    329,475
Westvaco Corp.                  6,200    178,250
Weyerhaeuser Co.                10,400   492,700
Witco Corp.                     9,700    295,850

 Total Basic Industries                 6,288,591

Capital Goods - 2.l%
Cooper Industries, Inc.         1,400     58,975
Martin Marietta
 Materials, Inc.                3,851     89,536
PACCAR, Inc.                    3,200    216,800
Philips Electronics NV
 ADR                            9,200    368,000
Rockwell International
 Corp.                          6,700    407,862

 Total Cavital Goods                    1,141,173

                                Shares    Value
Communication Services - 11.0%
ALLTEL Corp.                    7,400    $232,175
Ameritech Corp.                 1,100     66,687
AT&T Corp.                      6,400    278,400
Bell Atlantic Corp.             13,700   887,075
BellSouth Corp.                 3,400    137,275
Frontier Corp.                  6,700    151,588
GTE Corp.                       24,000  1,092,000
NYNEX Corp.                     19,500   938,437
Pacific Telesis Group           16,200   595,350
RoyalPTT Nederland
 NV Sponsored ADR               6,300    238,612
Southern New England
 Telecommunications
 Corp.                          6,700    260,463
Sprint Corp.                    7,400    295,075
U.S. West
 Communications
 Group, Inc.                    20,700   667,575

Total Communication Services            5,840,712

Consumer Basics - 9.7%
American Brands, Inc.           9,300    461,512
Anheuser-Busch
 Cos., Inc.                     7,400    296,000
General Mills, Inc.             9,300    589,388
Heinz (H.J.) Co.                13,000   464,750
Philip Morris Cos., Inc.        11,600  1,306,450
RJR Nabisco Holdings
 Corp.                          5,440    184,960
Tambrands, Inc.                 15,600   637,650
Unilever NV, New York
 registered shares              2,200    385,550
UST, Inc.                       13,200   427,350
Warner Lambert Co.              5,300    397,500

 Total Consumer Basics                  5,151,110

Consumer Durable Goods - 3.2%
Dana Corp.                      7,100    231,637
Eaton Corp.                      500      34,875
Ford Motor Co.                  14,500   462,187
Genuine Parts Co.               3,000    133,500
TRW, Inc.                       11,200   554,400
Whirlpool Corp.                 5,900    275,088

Total Consumer Durable Goods            1,691,687

Managers Income Equity Fund
Schedule of Portfolio Investments (continued)
December 31, 1996
           Shares   Value             Shares   Value
Consumer Non-Durables - 3.7%                      Finance and
Insurance (continued)

Avon Products, Inc.1,500   $85,687CoreStates Financial
J.C. Penney Co., Inc.21,600 1,053,000   Corp.13,800    $
715,87,@
May Department Stores               EXEL Ltd. 7,200    272,700
 Co.         4,000187,000  Federal National
Rite Aid Corp.10,100401,475 Mortgage Association7,000  260,750
Sears, Roebuck & Co.5,300  244,463First Bank Systems, Inc.  3,900
266,175

 Total Consumer Non-Durables        1,971,625First Union Corp.
6,000            444,000
                           Great Western Financial
Energy - 10.0%              Corp.       7,800226,200
Amoco Corp. 5,000402,500   Hartford Steam Boiler
Atlantic Richfield Co.6,000 795,000Inspection &
Chevron Corp.5,200338,000   Insurance Co.2,200102,025
Compagnie Francaise de     J.P Morgan & Co., Inc.11,300
1,103,163
 Petroleum Total,                     KeyCorp 7,500    378,750
 Sponsored ADR7,100285,775 Lincoln National Corp.16,000
840,000
Dresser Industries, Inc.   5,700      176,700Marsh and McLennan
Elf Aquitaine,              Companies, Inc.4,000416,000
 Sponsored ADR6,941314,080 Mellon Bank Corp.9,550678,050
Exxon Corp. 8,800862,400   Mid Ocean Ltd.4,100215,250
Lyondell Petrochemical     National City Corp.1,300    58,337
 Co.       10,400228,800   PNC Bank Corp.14,300538,038
Murphy Oil Corp.5,000278,125     Safeco Corp. 3,700    145,225
PanEnergy Corp.1,40063,000 Student Loan Marketing
Pennzoil Co.3,000169,500    Association 6,100568,063
Repsol SA, Sponsored       Transamerica Corp.   300    23,700
 ADR        3,700141,062   U.S. Bancorp 1,40062,825
Royal Dutch Petroleum       Total Finance and Insurance
9,172,838
 Co., ADR   1,800307,350   General Business - 0.6%
Texaco, Inc.6,300618,188   Deluxe Corp. 8,500278,375
Union Pacific Resources    Dun & Bradstreet Corp.2,400 57,000
 Group, Inc.1,778 52,007    Total General Business     335,375
YPF Sociedad Anonima,      Health Care - 5.0%
 Class D, Sponsored             American Home
 ADR       12,100305,525    Products Corp.5,000293,125
 Total Energy    5,338,012 Baxter International, Inc.  8,900
364,900
                           Bristol-Myers Squibb Co.    8,100
880,875

Environmental Controls - 0.1% Eli Lilly & Co. 2,900    211,700
Browning-Ferris            Schering-Plough Corp.6,100  394,975
Industries, Inc.  1,500   39,375   SmithKline Beecham

Finance and Insurance - 17.3%
PLC, Sponsored ADR               2,800        190,400
American General Corp.10,300          421,012Zeneca Group PLC,
Banc One Corp.14,250612,750 Sponsored ADR3,500294,000
Bankers Trust New York      Total Health Care          2,629,975
 Corp.       5,000431,250  Real Estate - 3.2%
Chase Manhattan Corp.4,400 392,700Developers Diversified
                            Realty Corp.1,60059,400

Managers Income Equity Fund
Schedule of Portfolio Investments (continued)
December 31, 1996

            Shares Value               Shares Value
Real Estate (continued)    Utilities (continued)
Equity Residential         National Power PLC,
 Properties Trust5,900 $243,375 Sponsored ADR 6,600    $223,575
Health Care Property              NICOR, Inc. 7,200    257,400
 Investors, Inc.7,400259,000Northeast Utilities22,000  291,500
Meditrust    7,700308,000  Oklahoma Gas &
Nationwide Health           Electric Co.5,000208,750
  Properties, Inc.13,200   320,100Pacific Gas & Electric
OMEGA Healthcare            Co.        11,900249,900
  Investors, Inc.6,700222,775      Pacificorp 4,900    100,450
Security Capital           PECO Energy Co.6,600166,650
  Industrial Trust 5,958   127,352PowerGen PLC,
Simon De Bartolo           Sponsored ADR6,300248,850
  Group, Inc.5,712177,072  PP&L Resources, Inc.9,900   227,700
  Total Real Estate        1,717,074Public Service
Technology - 3.7%           Enterprise Group13,700373,325
Boeing Co.     28129,891   Public Services
Lockheed Martin Corp.3,726  340,929Company of Colorado 2,300
89,412
Northrop Grumman           Southern Co. 4,10092,763
  Corp.        50041,375   Texas Utilities Co.9,600    391,200
Thomas & Betts Corp.6,400  284,000Unicom Corp.7,300    198,012
United Technologies        Union Electric Corp.11,700  450,450
  Corp.      7,400488,400  Western Resources, Inc.5,100
157,463
Xerox Corp. 14,400757,800  Wisconsin Energy Corp.18,200
489,125
  Total Technology          1,942,395Total Utilities
5,550,700
Transportation - 0.9%      Miscellaneous - 0.7%
Canadian National          S&P 500 Depositary
Railway Co.  5,300201,400   Receipt          369,688
CSX Corp.    3,000126,750  Total Common Stocks
Union Pacific Corp.2,100    126,263(cost $39,198,957)
49,634,743

Total Transportation454,413   Preferred Stocks - 0.6%
Utilities - 10.5%          Basic Industries - 0.4%
Baltimore Gas & Electric      Boise Cascade Corp.,
 Co.        17,300462,775    Series G, $1.587,600198,550
Boston Edison Co.1,10029,562
Central & South West      Consumer Non-Durable - 0.2%
 Corp.      18,000461,250   Kmart Financing 1,
Cinergy Corp.3,700123,488    Convertible, $3.88**2,700 131,625

Consolidated Natural        Total Preferred Stocks
 Gas Co.     3,900215,475    (cost $374,213) 330,175
Duke Power Co. 90041,625

Managers Income Equity Fund
Schedule of Portfolio Investments (continued)
December 31, 1996

             Principal
             Amount   Value

Repurchase Agreement - 3.5%        Note:     Based on the cost of
investments of
State Street Bank &             $41,473,224 for federal income
tax purposes
 Trust Co., dated               at December 31, 1996, the
aggregate gross
 12/31/96, due 01/02/97,           unrealized appreciation and
depreciation
 6.000%, total to be            was $10,707,959 and $346,265,
respectively,
 received $1,870,623            resulting in net unrealized
appreciation of
 (secured by $1,950,000            investments of $10,361,694.
 FNMA 6.750%, due
 (04/25/19), at cost        $1,870,000  $ 1,870,000    Some or
all of these shares, amounting to
                              $132,919, or 0.3% of net assets,
were out on
Total Investments - 97.7%          loan to various brokers as of
December 31,
 (cost $41,443,170)51,834,918 1996.
Other Assets, less
 Liabilities - 2.3%1,228,111  Stated rate is annualized based on the last
Net Assets - 100.0%.$53,063,029    quarterly dividend paid.
                           Investment Abbreviations:
                           ADR:    Securities whose value is
determined or significantly influenced by    trading on exchanges
not located in the United States or Canada. ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a
domestic                   custodian bank.

Managers Capital Appreciation Fund
Schedule of Portfolio Investments
December 31, 1996

                             Shares     Value
Common Stocks - 97.2%
Basic Industries - 5.8%
Allegheny Teledyne, Inc.     45,792$ 1,053,216
Avery Dennison Corp.          9,600   339,600
Ferro Corp.                   9,100   258,212
Georgia Pacific Corp.         3,600   259,200
James River Corporation
 of Virginia                 25,900   857,937
Minerals
 Technologies, Inc.          13,600   557,600
Monsanto Co.                 39,900 1,551,113
Schulman (A.), Inc.          22,000   539,000
Texas Industries, Inc.        9,000   455,625
 Total Basic Industries             5,871,503
Capital Goods - 4.1%
Anixter
 International, Inc.*        73,300 1,181,962
Cooper Cameron Corp.*        17,000 1,300,500
Mark IV Industries, Inc.     13,300   300,913
Martin Marietta
 Materials, Inc.             22,887   532,123
USG Corp.*                   25,100   850,262
 Total Capital Goods                4,165,760

Communication Services - 7.2%
ACC Corp.*                   30,000   903,750
Ascend Conununications,
 Inc. *                      28,300 1,754,600
AT&T Corp.                   25,800 1,122,300
Cascade
 Communications
 Corp.*                      20,000 1,102,500
Deutsche Telekom AG,
 Sponsored ADR*               5,600   114,100
Lucent
 Technologies, Inc.           5,723   264,689
Paging Network, Inc.*        30,700   468,175
PairGain
 Technologies, Inc.*         38,600 1,172,475
Telefonaktiebolaget LM
 Ericsson, ADR               11,900   358,487

Total Communication Services        7,261,076

Computer Software - 3.7%
Computer Sciences
 Corp. *                      8,200   673,425
Microsoft Corp.*             14,600 1,206,325
Peoplesoft, Inc.*            40,000 1,915,000
 Total Computer Software            3,794,750

                             Shares     Value
Consumer Durable Goods - 0.8%
Lear Corp.'                  24,400  $832,650
Consumer Non-Durables        - 9.4%
Consolidated Stores
 Corp.'                      27,625   887,453
Eastman Kodak Co.            15,700 1,259,925
Finish Line, Inc.,
 Class A*                    38,000   798,000
Micro Warehouse, Inc.*        4,200    48,300
Nike, Inc., Class B          40,000 2,390,000
Pep Boys (Manny,
 Moe & Jack)                 30,200   928,650
Rite Aid Corp.                7,400   294,150
Warnaco Group, Inc.,
 Class A                     34,500 1,022,062
Williams Sonoma, Inc.*       37,900 1,369,138
Zale Corp.*                  26,100   499,163

Total Consumer Non-Durables         9,496,841

Consumer Services - 3.0%
Extended Stay
 America, Inc.*             100,000 2,000,000
ITT Corp.*                   23,100 1,001,963
 Total Consumer Services            3,001,963
Energy - 11.4%
British Petroleum
Company PLC,
 Sponsored ADR                7,500 1,060,312
Burlington
 Resources, Inc.             19,000   957,125
Compagnie Francaise de
 Petroleum Total, ADR        26,619 1,071,415
Enron Corp.                  19,500   840,938
Halliburton Co.               8,600   518,150
MAPCO, Inc.                  13,000   442,000
Petro-Canada                 36,000   504,000
Pride Petroleum
 Services, Inc.*            80,900" 1,860,700
Schlumberger, Ltd.           10,500 1,048,687
Triton Energy Ltd.,
 Class A*                    23,300 1,130,050
Union Texas Petroleum
 Holdings, Inc.              42,700   955,413
United Meridian Corp.*       22,300 1,154,025
 Total Energy                      11,542,815
Entertainment and Leisure - 4.9%
Brunswick Corp.              37,200   892,800
Carnival Corp., Class A      25,300   834,900
Infinity Broadcasting
 Corp. *                     21,850   734,706

Managers Capital Appreciation Fund
Schedule of Portfolio Investments (continued)
December 31, 1996

              Shares  Value              Shares   Value
Entertainment and Leisure (continued)             General
Business (continued)
Metromedia                 R.R. Donnelley & Sons
 International Group                      Co.16,500    $517,687
 Inc.*         39,900 $394,013            Staples, Inc.*
26,850**       483,300
Tele-Communications,                      Total General Business
2,888,031
 Inc. Liberty Media
 Group, Class A*  37,950   1,081,575      Health Care - 4.6%
U.S. West Media Group*54,500              1,008,250    Bausch &
Lomb, Inc.     31,0001,085,000
                           Dura Pharmaceuticals,
 Total Entertainment and Leisure    4,946,244 Inc.*    18,400
867,726
Environmental Controls - 3.2%                Johnson & Johnson
14,100           701,475
Republic                   SmithYJine Beecham
 Industries, Inc.*69,300**  2,156,962Unit PLC, ADR13,800
938,400
WMX Technologies, Inc.32,300        1,053,788St. Jude Medical,
Inc.*         12,200520,025
Total Environmental Controls        3,210,750Wellpoint Health
                            Networks, Inc.,
Finance and Insurance - 17.5%                Class A*  16,937
582,209
Advanta Corp., Class B18,000**        733,500
Aetna Inc.  13,2241,057,920 Total Health Care          4,694,835
AFLAC, Inc. 22,500961,875  Technology - 15.3%
Bank of Boston Corp.11,500 738,8753Com Corp.*30,000    2,197,500
BankAmerica Corp.16,0001,596,000Advanced Micro
Bankers Trust New York         Devices, Inc.*41,000    1,055,750
 Corp.      26,0002,242,500        Boeing Co.12,900    1,372,237
Chase Manhattan Corp.2,400 214,200Cisco Systems, Inc.* 32,000
2,036,000
Citicorp    17,6001,812,800       Intel Corp.34,000    4,449,750
Countrywide Credit         Lockheed Martin Corp.8,989  822,493
 Industries, Inc.24,000687,000 Motorola, Inc. 6,200    380,525
Equitable Companies        National Semiconductor
 Inc.       44,9001,10-D,663           Corp.*41,000    999,375
Household International        Tellabs, Inc.*40,000    1,505,000
 Inc.       30,0002,767,500Thomas & Betts Corp.16,100  714,438
NationsBank Corp.10,000977,500Total Technology         15,533,068
Travelers/Aetna Property                                    -
  Casualty Corp.,          Transportation - 3.4%
  Class A   28,6001,011,725Federal Express Corp.*28,800
1,281,600
Washington Mutual, Inc.28,000       1,211,000Kirby Corp.*
11,600     229,100
Western National Corp.29,600          569,800Ryder System, Inc.
28,000     787,500
 Total Finance and Insurance       17,687,858UAL Corp.'
18,800         1,175,000
General Business - 2.9%     Total Transportation       3,473,200
CUC International, Inc.*   42,725         1,014,719    Total
Common Stocks
First Data Corp.22,100806,650    (cost $86,883,367)    98,401,344
Office Depot, Inc.*31700    65,675

Managers Capital Appreciation Fund
Schedule of Portfolio Investments (continued)
December 31, 1996

             Principal
             Amount   Value

Repurchase Agreement - 4.5%        Note:     Based on the cost of
investments of
State Street Bank &             $91,689,806 for federal income
tax purposes
 Trust Co., dated               at December 31, 1996, the
aggregate gross
 12/31/96, due 01/02/97,           unrealized appreciation and
depreciation
 6.000%, total to be               was $13,230,128 and
$1,908,590,
 received $4,611,537               respectively, resulting in net
unrealized
 (secured by $1,490,000            appreciation of investments of
$11,321,538.
 FHLMC 6.700%, due                 Non-income-producing security.
 01/15/15, and
 $3,310,000 FNMA              Some or all of these shares,
amounting to
 6.750%, due 04/25/19),            $2,509,995, or 2.5% of net
assets, were out
 at cost$4,610,000$ 4,610,000 on loan to various brokers as of

Total Investirnents - 101.7%       December 31, 1996.
 (cost $91,493,367)103,011,344     Investment Abbreviations:
Other Assets, less         ADR: Securities whose value is
determined or
 Liabilities - (1.7)%(1,729,043)   significantly influenced by
trading on
Net Assets - 100.0%$101,282,301    exchanges not located in the
United States
                              or Canada. ADR after the name of a
                              holding stands for American
Depositary
                              Receipt, representing ownership of
foreign
                              securities on deposit with a
domestic
                              custodian bank.
The accompanying notes are an integral part of these financial statements.

Managers Special Equity Fund
Schedule of Portfolio Investments
December 31, 1996

                             Shares     Value
Common Stocks - 89.5%
Basic Industries - 2.9%
Chase Brass
 Industries, Inc.*           29,700  $590,287
Donnelly Corp.               26,700   654,150
Fibreboard Corp.*            22,800   769,500
Lydall, Inc.*               100,000 2,250,000
Oregon Metallurgical
 Corp.*                      45,200 1,435,100
Pittston Burlington
 Corp.                       70,000 1,400,000
RMI Titanium Co.*            31,800   894,375
 Total Basic Industries             7,993,412
Capital Goods - 7.6%
AAR Corp.                    84,800 2,565,200
Cable Design
 Technologies Corp.*         63,150 1,941,862
Charter Power
 Systems, Inc.              126,300 3,852,150
DT Industries, Inc.          35,500 1,224,750
Flow International
 Corp.*                      34,700   316,638
Fluke Corp.                  11,500   513,187
Furon Co.                    28,400   603,500
Jaco Electronics, Inc.*      51,100   434,350
K-Tron International
 Inc.*                       64,700   663,175
Perceptron, Inc.*            20,200   681,750
Rogers Corp.*                68,700 1,863,488
Sanmina Corp.*               26,400 1,485,000
Sawtek Inc.*                 30,000 1,170,000
Scotsman
 Industries, Inc.            29,200   689,850
Ultrak, Inc.*                35,900 1,094,950
Wolverine Tube, Inc.*        20,900   736,725
Zoltek
 Companies, Inc.*          18,300**   663,375
 Total Capital Goods               20,499,950

Communication Services - 4.6%
ACC Corp.*                   18,700   563,337
Arch Communications
 Group, Inc.*                81,900   747,338
Aspect
Telecommunications
 Corp.*                      37,300 2,349,900
Associated
 Group, Inc., Class A*        4,900   145,775
Associated
 Group, Inc., Class B*      15,500   $449,500
Cellular
 Communications
 Puerto Rico, Inc.*          13,700   267,150
Centennial Cellular
 Corp., Class A*             82,150   985,800
CFW Communications
 Co.                         23,000   503,125
Communications
 Central, Inc.*              68,000   527,000
Davel
 Communications
 Group, Inc.*                42,500   743,750
DSP Communications,
 Inc.*                       40,300   775,775
MIDCOM
 Communications,
 Inc.*                     51,000**   433,500
Palmer Wireless, Inc.,
 Class A*                    39,000   409,500
P-COM, Inc.*                 36,400 1,073,800
Premisys
 Communications,
 Inc. *                      34,600 1,163,425
Sitel Corp.*                 54,500   769,812
Wireless Telecom
 Group, Inc.                 54,700   567,513

Total Communication Services       12,476,000

Computer Software - 6.1%
Applix, Inc.*                18,200   391,300
Ciber Inc.*                  21,800   643,100
Documentum, Inc.*            12,800   435,200
Inso Corp.*                18,400**   717,600
JDA Software
 Group, Inc.*                36,800 1,025,800
National Data Corp.          38,900 1,692,150
Project Software &
 Development, Inc.*          34,400 1,427,600
Pure Atria Corp.*            23,600   575,250
Rational Software
 Corp. *                     59,100 2,319,675
Remedy Corp.*                26,200 1,395,150
Renaissance
 Solutions, Inc.*            16,400   733,900
Sapient Corp.*               20,800   852,800

Managers Special Equity Fund
Schedule of Portfolio Investments (continued)
December 31, 1996

              Shares                     Value  Shares Value
Computer Software (continued)                     Consumer Non-
Durables (continued)
Scopus                     TJX Companies, Inc.            20,000
$947,500
 Technology, Inc.*11,000    $510,125Total Consumer Non-Durables
12,322,638
Veritas Software
 Corp.        19,650967,762Consumer Services - 2.6%
Visio Corp.*  21,2001,028,200              Carriage
Wind River Systems*36,700   1,724,900Services, Inc.,
                           Class A*    28,600629,200
 Total Computer Software           16,440,512Landry's Seafood
Consumer Basics - 0.6%      Restaurants, Inc.*30,700   656,21@-,
Glacier Water              Pittston Brinks Group102,200
2,759@400
 Services, Inc.*31,800**   727,425Protection One, Inc.*
90,200     879,450
National Sanitary          Ruby Tuesday, Inc.111,000   2,053,500
 Supply Co.  8,300107,900   Total Consumer Services
6,977,763
Sylvan, Inc.*39,700506,175                        -
Uni-Marts, Inc.52,600302,450    Energy - 2.8%
                           Berry Petroleum Co.,
 Total Consumer Basics      1,643,950 Class A53,700    771,937
Consumer Durable Goods -   0.6%              Input/Output, Inc.*
31,000     573,500
Aaron Rents, Inc.,                    Newpark
 Class B    68,000782,000   Resources, Inc.'25,100934,975
Craftmade                  Pool Energy Services
 International, Inc.18,500  113,313      Co.*45,100    693,412
Gentex Corp.*36,900738,000 Pride Petroleum
 Total Consumer DurableGoods        1,633,313Services, Inc.*
38,500"    885,500
                           Seacor Holdings, Inc.'11,800
743,400
Consumer Non-Durables -4.5%                  Tosco Corp.
25,000   1,978,125
Alrenco, Inc.*41,000420,250             Varco
American Safety             international, Inc.*42,700 987,438
 Razor Co.* 59,200799,200   Total Energy     7,568,287
Blyth Industries, Inc.*36500        1,665,313
Cash America               Entertainment and Leisure   - 3.6%
 International, Inc.96,900 823,650CKE Restaurants, Inc.
35,600   1,281,600
Catherine's Stores                Dover Downs
 Corp.*     50,300264,075   Entertainment, Inc.*31,100 555,912
Dollar Tree                Emmis Broadcasting
 Stores, Inc.*19,400737,200 Corp., Class A*20,900668,800
Duckwall-ALCO              Golden Books Family
 Stores, Inc.*1,00014,000   Entertainment, Inc.*52,000 565,500
Freds, Inc., Class A53,600 462,300Granite Broadcasting
Gadzooks, Inc.*35,800653,350           Corp.*80,300    843,150
Helen of Troy Ltd.*58,200  1,265,850Harveys Casino
MacFrugals Bargains                   Resorts48,100    811,688
 Close-Outs, Inc.*125,800  3,286,525Houghton Mifflin Co.
43,200   2,446,200
Michael Anthony            Jones Intercable, Inc.,
 jewelers, Inc.*127,200389,550       Class A*66,900    685,725
Parlux                     Osborn
 Fragrances, Inc.*43,000    177,375Communications
Service Merchandise                     Corp.27,600    407,100
 Co. *    98,000*'416,500

Managers Special Equity Fund
Schedule of Portfolio Investments (continued)
December 31, 1996
              Shares  Value              Shares   Value
Entertainment and Leisure (continued)             Finance and
Insurance (continued)
Platinum                   Money Store, Inc.
 Entertainment, Inc.*27,000              $195,750(The) 56,050
$1,548,381
Premiere Radio             National Western Life
 Networks, Inc.*9,500116,375             Insurance Co.,
Premiere Radio              Class A*     12,0001,044,000
 Networks, Inc.,           Norwalk Savings
 Class A*   39,100478,975   Society      94,5002,185,312
Saga                       Penn-America
 Communications,            Group, Inc.  34,700559,538
 Inc., Class A*34,000663,000             Penn Treaty American
Total Entertairunent and Leisure   9,719,775 orp. *    38,500
981,750
                           Phoenix Duff & Phelp
Environmental Controls - 2.6%                 Corp.    21,000
149,625
American Disposal          Roosevelt Financial
Services, Inc.* 43,600**    773,900      Group, Inc.   145,000*-
3,008,750
,,Nl Group, Inc.* 52,100   319,112       Sterling Financial
\4et-Pro Corp.    24,800    331,700      Corp.*141,600 1,982,400
5uperior                   Washington
Services, Inc.'   19,000    380,000       Mutual, Inc. 22,500
973,125
Tetra Tech, Inc.* 44,218   862,251        Western National
United Waste                Corp.         46,100**887,425
 Systems, Inc.*   61,500   2,106,375Total Finance and Insurance
32,532,467
URS Corp.*    77,000693,000
U.S. Filter Corp.*48,550** 1,541,463General Business - 12.7%
 Total Environmental Controls      7,007,801BM Industries, Inc.
74,800         1,383,800
                           AccuStaff, Inc.41,400874,575
Finance and Insurance - 12.0%               Alternative Resources
Alabama National            Corp.*    37,500637,500
 Bancorporation64,4001,143,100           American Business
Allied Capital              Information* 40,000870,000
 Advisers, Inc.*106,581612,841           Amplicon, Inc.
34,300     677,425
Allied Capital             Baker, Michael Corp.*66,000 420,750
 Lending Corp.59,291889,365              Catalina Marketing
Andover Bancorp, Inc.28,800 738,000      Corp. *12,000 661,500
Charter One                Chicago Miniature
 Financial, Inc.85,0503,572,100          Lamp, Inc.*   25,850
1,053,387
ContiFinancial Corp.*47,900              1,730,387Concord EFS,
Inc.*       31,175865,106
First Republic             COREStaff, Inc.*  39,300    923,550
 Bancorp, Inc.*53,056**888,688           CSS Industries, Inc.*
21,000     546,000
First Savings Bank of                    Data Transmission
 Washington                 Network Corp.'   19,000    408,500
 Bancorp, Inc.127,0002,333,625           Electro Rent Corp.*
70,350   1,688,400
First Union Corp.37,5562,779,144         EYI. Inc.*    24,900
519,788
HCC Insurance              Gray Communications
 Holdings, Inc.52,0501,249,200           System, Inc.  30,900"
583,237
Hilb, Rogal &              Greenwich Air
 Hamilton Co.128,0001,696,000            Services, Inc.,
HUBCO, Inc. 64,4781,579,711 Class B*     28,800626,400

Managers Special Equity Fund
Schedule of Portfolio Investments (continued)
December 31, 1996

              Shares       Value                 Shares     Value
General Business (continued)                     Health Care
(continued)
HA-LO                      Omnicare, Inc.  54,200      $1,741,175
 Industries, Inc.*53,062   $1,459,205    OrNda Healthcorp.*
30,500          892,125
Iron Mountain, Inc.*27,000 816,750       Orthodontic Centers
Kinder Care Learning                     of America, Inc.*
44,700          692,850
 Centers, Inc.* 112,5002,095,313         Owens & Minor, Inc.
Labor Ready, Inc.*56,300    731,900      Holding Co.   213,300
2,186,325
Learning Tree              Parexel International
 International, Inc.*21,300 623,025       Corp.*13,200 676,500
LSI Industries, Inc.28,000 371,000        Physician Sales &
Manpower, Inc.   46,5001,511,250          Services, Inc.*
34,200           491,625
May & Speh, Inc.* 61,800   757,050        Protocol
National Computer                        Systems, Inc.*
155,400          1,981,350
 Systems, Inc.   28,500712,500           Quintiles
National Education                        Transnational Corp.*
17,100           1,120,050
 Corp. *        374,2005,706,550          Quorum Health
Steck Vaughn                Group, Inc.*  29,500870,250
 Publishing Corp.*125,000  1,375,000      Regency Health
U.S. Office Products                      Services, Inc.*
47,300          455,262
 Co.*            62,100*'  2,095,875      Renal Treatment
Volt Information            Centers, Inc.*    61,300   1,563,150
 Sciences, Inc.' 40,9001,758,700          Retirement Care
Whittman-Hart, Inc.*35,800  899,475       Associates, Inc.*
43,718**         360,674
World Fuel Services                       Summit Care Corp.*
21,900           344,925
 Corp.           32,000**  712,000        Universal Health
  Total General Business                  34,365,511   Services,
Inc.,
                            Class B*      60,0001,717,500
Health Care - 9.7%                        Vitalink Pharmacy
Advocat, Inc.*   70,700512,575            Services, Inc.*
44,000**         1,012,000
Applied Analytical                        Total Health Care
26,415,448
 Industries, Inc.*35,600    680,850                    -
Chemed Corp.     26,800978,200            Real Estate - 2.0%
Community Care of                         Allied Capital
 America, Inc.'  44,500189,125            Commerical Corp.
73,832           1,698,136
Dura Pharmaceuticals,                     Equity Inns, Inc.
83,100           1,080,300
 Inc.*           47,1002,243,137          Health Care Property
Gulf South Medical                        Investors, Inc.
22,200           777,000
 Supply, Inc.*   40,3001,022,613          Presidential Realty
Hologic, Inc.*   25,000615,625            Corp., Class B
64,458           410,920
Jones Medical               RFS Hotel
 Industries, Inc. 16,000    580,000       Investors, Inc.
42,000           829,500
Lifeline Systems, Inc.*35,800             622,025ROC
Living Centers of                         Communities, Inc.
26,900           746,475
 America, Inc.*  29,000804,750            Total Real Estate
5,542,331
Lunar Corp.*     18,600637,050                         -
Morrison Health             Technology - 6.8%
 Care, Inc.      54,033796,987            Act Networks, Inc.*
25,100           916,150
NCS HealthCare, Inc.,                     Alpha Industries, Inc.*
61,200           481,950
 Class A*        21,800626,750


Managers Special Equity Fund
Schedule of Portfolio Investments (continued)
December 31, 1996

              Shares Value                Shares        Value
Technology (continued)             Other Investment Companies -
0.5%
Aspen                       Finance and Insurance - 0.5%
 Technologies, Inc.* 27,800   $2,210,100     Allied Capital Corp.

CACI                        11, Closed-End Fund32,500  $674,375
 International, Inc.,                      Sir,om Capital Corp.,
 Class A*     22,000462,000 Closed-End Fund  23,600    843,700
Cambridge                  Total Other Investment
 Technology Partners*73,800 2,463,075      Companies
Comverse                    (cost $1,280,935)          1,518,075
 Technology, Inc.*26,800    1,008,350
Davox Corp.*  19,000**783,750             Principal
Encad, Inc.*  19,300786,475              Amount

ILC Technology, Inc.*75,600   982,800   Repurchase Agreement -
9.3%
Inter-Tel, Inc.*51,700982,300 State Street Bank &
Network                     Trust Co., dated
 Appliance, Inc.* 26,300    1,328,150   12/31/96, due 01/02/97,
Richardson                  6.000%, total to be
 Electronics, Ltd.42,400    339,200     received $25,143,378
Sensormatic                 (secured by $5,800,000
 Electronics Corp.197,300   3,304,775   FHLMC 6.700%, due
Target                      01/15/15, $10,075,000
 Therapeutics, Inc.*15,900  665,813     USTB 11.250%, due
Uniphase Corp.*18,600976,500  02/15/15 and,
Vitesse Semiconductor         $4,600,000 FNMA
 Corp. *   17,900814,450    6.750%, due 04/25/19),
Total Technology 18,505,838at cost                   $25,135,000
25,135,000
                           Total Investments - 99.3%
Transportation - 6.4%           (cost $223,329,521)
269,564,290
Air Express                Other Assets, less
 International Corp.117,900 3,772,800Liabilities - 0.7%
1,868,924
Airborne Freight           Net Assets - 100.0%$271,433,214
 Corp.    134,1003,134,588

Atlas Air, Inc.*19,600931,000   Note:   Based on the cost of
investments of
Consolidated                    $224,105,428 for federal income
tax
 Freightways, Inc.68,100   1,515,225         purposes at December
31, 1996, the
Fritz Companies, Inc.*183,600   2,272,050         aggregate gross
unrealized appreciation
Harper Group, Inc.163,900  3,851,650         and depreciation was
$53,271,243 and
Sea Containers, Ltd.,              $7,812,381, respectively,
resulting in net
 Class A  107,0001,671,875      unrealized appreciation of
investments of
Sea Containers, Ltd.,              $45,458,862.
 Class B   13,890217,031        Non-income-producing security.

 Total Transportation      17,366,219        Some or all of these
shares, amounting to
Utilities - 1.4%                $8,805,454, or 3.2% of net
assets, were out
El Paso Electric Co.*600,000    3,900,000         on loan to
various brokers as of
                                December 31, 1996.
Total Common Stocks
 (cost $196,913,586)       242,911,215

       The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund
Schedule of Portfolio Investments
December 31, 1996

                             Shares     Value

Common Stocks - 91.2%
Basic Industries - 15.0%
AGA AB, Series B,
 Switzerland
 Certificate (Sweden)        88,200$ 1,319,140
Aracruz Celulose SA,
 Sponsored ADR
 (Brazil)                   157,600 1,300,200
Ashanti Goldfields Co.
 Ltd., Sponsored GDR
 (Ghana)                     62,400   772,200
Barrick Gold Corp.
 (Canada)                    12,900   369,769
Barrick Gold Corp. -
 U.S. Registered Shares
 (Canada)                     9,300   267,375
BASF AG (Germany)            54,350 2,093,754
Bayer AG (Germany)           61,853 2,524,284
BOC Group PLC (U.K.)        134,000 2,006,442
Cambior, Inc. (Canada)       18,600   273,030
Clariant AG -
 Registered
 (Switzerland)                1,601   685,374
Compagnie De Saint-
Gobain (France)              18,100 2,560,547
Companhia Vale do
Rio Doce, Sponsored
ADR (Brazil)                 31,200   604,987
Hoechst AG (Germany)        153,348 7,244,866
Holderbank Financiere
Glaris AG - Bearer
Shares (Switzerland)          1,718 1,227,051
Impala Platinum
Holdings, ADR (South
Africa)                      24,300   242,869
Kymmene OY
(Finland)*                   62,640 1,314,078
Lonrho PLC (U.K.)           139,000   297,670
Nisshin Steel Co.
(Japan)                      92,000   247,060
NKK Corp. (Japan)*          509,000 1,147,129
Redland PLC (U.K)           157,200   993,778
Rhone Poulenc SA,
Class A (France)             87,082 2,969,029
RTZ Corp. PLC (U.K.)         78,490 1,261,326
Rustenburg Platinum
Holdings Ltd., ADR
(South Aftica)*              31,915   436,674
Sasol Ltd., SDonsored
ADR (South Africa)          56,134   $652,558
Sekisui Chemical Co.
(Japan)                     151,000 1,525,516
Stillwater Mining Co.
(U.S.A)'                     39,200   700,700
Sumitomo Metal
Industries (Japan)          406,000   999,136
Sumitomo Metal
Mining Co. (Japan)          192,000 1,294,810
Thyssen AG (Germany)          6,9001,22,4,136
Usinas Siderurgicas de
Minas Gerais,
Sponsored ADR
(Brazil)*                    64,500   659,513
Viag AG (Germany)             2,810 1,102,963
Viag AG, New Shares
(Germany)*                      202    76,794
Total Basic Industries             40,394,758

Capital Goods - 10.0%
ABB AG - Bearer
Shares (Switzerland)          1,5941,982,82,4
Alcatel Alsthom
(France)                     38,400 3,084,730
FLS Industries, Series B
(Denmark)                     7,000   897,162
General Electric Co.
PLC (U.K.)                  572,200 3,754,542
Hitachi Oapan)               75,000   699,421
Lafarge SA (France)          19,444 1,166,602
Mannesmann AG
(Germany)                    10,707 4,640,999
Mitsubishi Heavy
Industries Ltd. (Japan)     318,000 2,526,207
Omron Corp. Uapan)           63,000 1,185,908
Samsung Electronics
Ltd. GDR, (a) (South
Korea)'                         236     8,496
Samsung Electronics
Ltd. Non-Voting GDR,
(a) (South Korea)*            6,318   101,088
Samsung Electronics
Ltd., GDRs
representing 1/2
non-voting Shares,
(a) (South Korea)            20,963   386,767

Managers International Equity Fund
Schedule of Portfolio Investments (continued)
December 31, 1996

                Shares                   Value Shares  Value
Capital Goods (continued)                         Consumer Basics
(continued)
Samsung Electronics                            Cheil Foods &
 Ltd., GDR                  Chemicals, Inc.,
 representing 1/2 non-                            Preferred
(South
voting Shares,             Korea)     16,000 $284,024
(a) (South Korea)*   685   $28,342Coca Cola Amatil Ltd.
Schindler Holding AG              (Australia)53,310    569,923
 PC (Switzerland)    616   669,615Fosters Brewing Group
Schneider SA (France)38,079 1,760,654Ltd. (Australia)  712,160
1,443,453
Siemens AG (Germany)27,950 1,316,854Grand Metropolitan
SKF AB, Series B            PLC (U.K.)472,8483,710,200
 (Sweden)* 85,3002,019,964 Heineken NV
SMC Corp. (Japan) 12,000    807,184(Netherlands)7,560  1,339,037
 Total Capital Goods       27,037,359Lion Nathan Ltd.
                            (New Zealand)232,800562,867
Communication Services - 1.3%
Nestle SA - Registered
Deutsche Telekom AG            (Switzerland)  3,667    3,936,854
 (Germany)*34,483727,173   Spar Handels AG
Deutsche Telekom AG,               (Germany) 68,000    832,987
 Sponsored ADR             Unilever PLC (U.K.)112,200  2,719,942
 (Germany) 77,4731,578,512  Total Consumer Basics      21,763,228
Telecom Corporation of
 New Zealand (New          Consumer Durable Goods- 9.4%
 Zealand) 226,5001,149,714 Autoliv AB (Sweden)*32,000  1,402,953
 Total CommunicationServices       3,455,399Bridgestone Corp.
                            (Japan)   73,0001,386,754
Conglomerates - 2.2%         Daimler-Benz AG
BTR PLC (U.K.)472,9002,309,003     (Germany) 87,158    6,003,865
Hutchison Whampoa          Electrolux AB, Series B
 Ltd. (Hong Kong)189,000    1,484,485(Sweden)22,600    1,312,277
Jardine Matheson           Fiat SpA (Italy)324,500981,843
 Holdings Ltd.             Honda Motor Co.
 (Singapore)83,435550,671   Capan)    79,0002,257,922
Sumitomo Corp.             Matsushita Electric
 Uapan)    37,000291,694    Industries (Japan)208,000  3,394,526
Swire Pacific Ltd.         Michelin, Class B -
 (Hong Kong)123,5001,177,597Registered (France)31,204  1,684,541
 Total Conglomerates       5,813,450Sony Corp. Uapan)  75,300
4,935,040

Consumer Basics - 8.1%     Toyota Motor Corp.
Allied Domecq PLC                    (Japan) 55,000    1,581,470
                           Volvo AB, Series B
 (U.K.)   199,4001,564,591  (Sweden)  20,800459,010
B.A.T Industries PLC,

 Sponsored ADR (U.K.)254,900       2,113,613Total Consumer
Durable Goods25,400,201
Cadbury Schweppes                           Consumer Non-Durables
- 2.9%
 PLC (U.K.)303,7932,565,872Canon Inc. (Japan)102,000   2,254,727
Cheil Foods &              Coles Myer Ltd.
 Chemicals, Inc. (South          (Australia)237,647    978,469
 Korea)     2,979119,865   Kingfisher PLC (U.K.)113,480
1,224,814

Managers International Equity Fund
Schedule of Portfolio Investments (continued)
December 31, 1996
              Shares Value               Shares  Value
Consumer Non-Durables (continued)                 Entertainment
and Leisure (continued)

Metro AG (Germany)*15,800  $1,273,200Television Broadcasts
Pang Rim Spinning           Ltd. (Hong Kong)164,000    $655,194

(South Korea)*11,200563,314Total Entertainment and Leisure
9,366,766
Sears PLC (U.K.)1,016,400  1,636,827Finance and Insurance - 15.7%

 Total Consumer Non-Durables       7,931,351Aegon NV
Energy - 5.7%               (Netherlands)27,8321,774,864
Broken Hill Proprietary    Assurances Generales
 Co. Ltd. (Australia)85,927 1,223,919de France (France)
33,200  1,071,793
CESP CIA Energy Sao         Baloise Holdings
 Paulo, Sponsored              (Switzerland)    624    1,254,060
 ADR (Brazil)*31,600369,581Banque Nationale de
CESP CIA Energy Sao           Paris (France) 54,500    2,109,203
 Paulo, ADR, (a)           Bayerische Vereinsbank
 (Brazil)* 14,000163,739    AG (Germany)55,9802,299,153
Elf Aquitaine SA           Commerzbank AG
 (France)  30,5002,776,361  (Germany) 25,137638,716
Ente Nazionate             Compagnie Financiere
 Idrocarburi SPA (Italy)    251,3001,289,631de Paribas, Class A
Royal Dutch Petroleum               (France) 11,684    790,193
 Co., ADR                  CS Holding AG
 (Netherlands)18,7003,193,025
Shell Transport &               (Switerland) 19,190    1,971,330
 Trading Co. -             Deutsche Bank AG
 Registered (U.K.)113,400   1,966,092(Germany)51,500   2,406,323
Total Francaise            EXEL Ltd. (U.S.A.)39,900    1,511,213
 Petroleum (France),       HSBC Holding PLC,
 Class B   14,2311,157,460  registered (Hong
Woodside Petroleum                     Kong)150,461    3,219,509
 Ltd. (Australia)268,650   1,962,399International
YPF Sociedad                Nederlanden Groep
 Anonima, Class D,          NV (Netherlands) 36,560    1,317,134
 Sponsored ADR             Istituto Nazionale delle
 (Argentina)13,700345,925   Assicurazioni (Italy)540,100
703,519
Yukong Ltd. (South         Mitsui Marine & Fire
 Korea)    52,9691,002,963  Insurance Co. Uapan)91,000 489,535
 Total Energy    15,451,095        Munchener
Entertainment and Leisure   - 3.5%          Rueckvericherungs-
Accor SA (France) 10,257    1,298,805Gesellschaft -
Carlton                     Registered
 Communications PLC               (Germany)*    805    2,011,454
 (U.K.)   212,7001,864,268 Nichiei Co. Oapan)10,000    738,278
Nintendo Corp. Ltd.        Orix Corp. Ltd. (Japan)47,000
1,956,135
 Gapan)    31,4002,247,699 Promise Co. Oapan)21,800    1,072,964
Rank Group PLC             Schweizerische
 (U.K.)   170,9001,282,409  Rueckversicherungs -
Reuters Holdings PLC              Registered
 (U.K.)   156,9802,018,391  (Switzerland)1,5641,669,747
                           Shohkoh Fund Oapan)2,200    478,715

Managers International Equity Fund
Schedule of Portfolio Investments (continued)
December 31, 1996

              Shares       Value               Shares  Value
Finance and Insurance (continued)              Real Estate - 0.4%
Skandia Foersaekrings                    Diligentia AB
 AB (Sweden)49,770$1,408,468        (Sweden)*12,577    $198,248
Skandinaviska Enskilda     Kerry Properties Ltd.
 Banken, Class A            (a) (Hong Kong)*319,000    874,368
 (Sweden) 116,1751,192,430  Total Real Estate          1,072,616
Sumitomo Trust and
 Banking Co. Uapan)195,000 1,953,199Technology - 3.7%
Svenska                    British Aerospace PLC
 Handelsbanken,             (U.K.)    187,3514,102,014
 Class A (Sweden) 59,900   1,721,492Ricoh Company Ltd.
Unidanmark A/S,             (Japan)   250,0002,871,082
 Class A (Denmark)28,200   1,460,073Rohm Company
Westpac Banking             (Japan)    45,0002,953,113
 Corporation Ltd.             Samsung Display
 (Australia)477,5002,717,511Devices Co. (South
Zurich Versicherun                     Korea) 1,000    57,160
 Registered                 Total Technology 9,983,369
 (Switzerland)8,9102,476,294Transportation - 0.9%
Total Finance and Insurance       42,413,305Canadian Pacific,
Ltd.
General Business - 3.5%     (Canada)  74,4001,969,620
CIE Generale Des Eaux      London & Overseas
 (France)  24,4003,023,841  Freighters, ADR
Dai Nippon Printing                  (U.K.)' 34,400    412,800
 Co. Ltd. Gapan)64,0001,121,838Total Transportation
2,382,420
Flughafen Wien AG           Utilities - 5.2%
 (a) (Austria)20,5551,047,824Elektrowatt AG,
Mirror Group PLC
 (U.K.)   268,700989,729    Class B (Switzerland)1,700 676,952
SAP AG (Germany)13,8001,928,126Empresa Nacional de
Societe Generale de          Electricidad SA
 Surveillance Holding                (Spain) 44,400    3,160,070
 SA (Switzerland)    536   1,317,475Huaneng Power
                            International, Inc.,
 Total General Business     9,428,833ADR (China)*42,000
945,000
Health Care - 3.7%         Korea Electric Power
Astra AB, Series A          Corp., ADR (South
 (Sweden)  34,2301,691,449  Korea)    20,000410,000
Astra AB, Series B         National Power PLC
 (Sweden)  28,2001,360,401  (U.K.)   291,3002,435,402
Novartis AG - Bearer       Powergen PLC (U.K,)210,326  2,061,101
 (Switzerland)*1,3861,583,261Veba AG (Germany)73,000   4,222,121
Novartis AG -               Total Utilities 13,910,646
 Registered                Total Common Stocks
 (Switzerland)3,4503,951,326(cost $208,457,811)
245,711,336
Schering AG
 (Germany) 15,6381,320,104

 Total Health Care          9,906,541

Managers International Equity Fund
Schedule of Portfolio Investments (continued)
December 31, 1996

                                        Principal
             Shares Value               Amount   Value

Preferred Stocks - 2.4%                          Repurchase
Agreement - 3.5%
Consumer Durable Goods - 0.6%                     Donaldson,
Lufkin,
Fiat SpA (Italy)956,100$1,578,794Jenrette, dated
Energy - 1.2%               12/31/96, due
PWE AG (Germany)97,2003,2,84,63701/02/97, 6.700%,
                            total to be received
Utilities - 0.6%            $9,317,467 (secured
Itentrais Electricas        by $9,267,000 U.S.
 Brasiteiras, ADR            Treasury Notes,
 (Brazil)  86,1001,599,204  5.875%, due
Total Preferred Stocks      03/31/99), at cost$9,314,000    $
9,314,000
 (cost $6,264,221)         6,462,635Total Investments - 101.8%

            Principal       (cost $236,751,381)274,336,572
            Amount         Other Assets, less
                            Liabilities - (1.8%)(4,768,156)
Foreign Corporate Obligation 0.2%       Net Assets - 100.0%
$269,568,416
Teck Corp., (Canada)
 Convertible Bonds,           Note: Based on the cost of
investments of
 3.750%, 07/15/06                  $237,2Z4,445 for federal
income tax
 (cost $393,200)$469,000      526,452   purposes at December 31,
1996, the
                              aggregate gross unrealized
appreciation
Commercial Paper - 4.4%       and depreciation was $44,083,248
and
Federal Home Loan             $6,971,121, respectively, resulting
in net
 Bank, Discount               unrealized appreciation of
investments of
 Notes, 6.500%,               $37,112,127.
01/02/977,000,0006,998,736      Non-income-producing security.
Federal Home Loan               (a)     Security exempt from
registration under
 Bank, Discount                 Rule 144A of the Securities Act
of 1933.
 Notes, 5.420%,                 These securities may be resold in
 01/2Z/975,000,0004,984,192     transactions exempt from
registration,
Total Commercial Paper        normally      to    qualified
buyers.      At
 (cost $11,982,928)11,982,928 December 31, 1996, the value of these
                              securities amounted to $2,610,624,
or 10%
U.S. Treasury Bills - 0.1%         of net assets.
5.040%, 02/06/97140,000139,294     Investment     Abbreviations:
4.890%, 02/06/97102,000101,501     ADR/GDR:  Securities whose
value is determined
4.850%, 02/13/9799,00098,426            or significantly
influenced by trading
 Treasury Bills                    on exchanges not located in
the
 (cost $339,221) 339,221           United States or Canada. ADR
after
                                   the name of a holding stands
for
                                 American Depositary Receipt,
                                 representing ownership of
                                 foreign securities on deposit
                                 with a domestic custodian bank;
                                 a GDR (Global Depositary
                                 Receipt) is comparable, but
                                 foreign securities are held on
                                 deposit in a non-U.S. Bank.

 The accompanying notes are an integral part of these financial statements.


The Managers Funds
Statements of Assets and Liabilities
December 31, 1996

                    ManagersManagersManagersManagers
                      IncomeCapitalSpecialInternational
                      EquityAppreciationEquityEquity
                        Fund   Fund   Fund   Fund

Assets:
 Investments at value*$ 49,964,918$ 98,401,344$2,44,429,290
$265,022,572
 Repurchase agreements at cost and
  value            1,870,0004,610,00025,135,0009,314,000
 Cash                 48,600  2,162  4,432  7,742
 Foreign currency (cost $189,606) -      -      - 191,562
 Collateral from brokers on securities
  loaned             136,8002,589,5909,223,942  -
 Receivable for investments sold774,160692,793183,660  2,946,611
 Unrealized gain on foreign currency
  contracts, net           -      -      - 66,377
 Receivable for Fund shares sold362,451947,1143,290,670
1,760,570
 Dividends, interest and other
  receivables        156,052 96,596113,064334,041
 Foreign withholding tax receivable  2,077  1,828 -    119,137
 Prepaid expenses     23,385 34,455 63,161 67,786

    Total assets  53,338,443107,375,882282,443,219
279,830,398

Liabilities:
 Payable for Fund shares repurchased40,894 47,617 497,324
1,119,620
 Payable upon return of securities
  loaned             136,8002,589,5909,223,942  -
 Payable for investments purchased2,8823,296,517934,171
8,750,203
 Accrued expenses:
   Investment advisory and
   management fees    33,505 68,699196,133198,550
   Administrative fees11,168 21,468 54,481 55,153
   Other              50,165 69,690103,954138,456

    Total liabilities275,4146,093,58111,010,00510,261,982

Net Assets      $ 53,063,029101,282,301$271,433,214
$269,568,416

Shares outstanding 1,740,1303,845,0765,327,3556,169,959

Net asset value, offering and
  redemption price per share $30.49 $26.34 $50.95 $43.69

 Net Assets Represent:
  Paid-in capital$ 41,714,962$ 89,154,213$220,574,767
$232,320,674
  Undistributed net investment income
  (loss)              61,866      -      -(99,109)
  Accumulated net realized gain (loss)
  from investments   894,453610,1114,623,678(240,663)
  Net unrealized appreciation of
  investments and foreign currency
  contracts and translations10,391,74811,517,97746,234,769
37,587,514

 Net Assets      $53,063,029$101,282,301271,433,214
$269,568,416

   Investments at cost$39,573,170$ 86,883,367$198,194,521
$227,437,381




 The accompanying notes are an integral part of these financial statements.

The Managers Funds
Statements of Operations
For the year ended December 31, 1996

                    ManagersManagersManagersManagers
                      IncomeCapitalSpecialInternational
                        EquiAppreciationEquityEquity
                        Funy   Fund  Fund   Fund

Investment Income:
 Dividend income  $1,743,107$1,016,807$ 1,357,099 $4,598,915
 Interest income     174,647575,019926,8401,184,953
 Foreign withholding tax(21,485)(13,266)-(641,667)
 Stock loan fees       3,102 14,22636,842      -

  Total investment income1,899,3711,592,7862,320,781   5,142,201
Expenses:

 Investment advisory and management
  fees               349,821761,9251,572,1321,856,193
 Administrative fees 116,607238,101436,703515,609
 Custodian fees       83,021119,222190,496408,775
 Transfer agent fees  50,643 90,366143,648181,666
 Audit fees           30,278 33,31135,695 44,495
 Registration fees    18,774 24,79534,028 42,382
 Insurance             9,225 20,67130,460 34,714
 Trustee fees          4,131  8,57313,26,516,786
 Legal fees            3,809  7,70513,788 16,250
 Miscellaneous expenses7,222 13,79823,459 33,281

  Total expenses before reductions673,5311,318,467     2,493,674
3,1-00,151
Expense reductions   (2,304)(49,691)    -      -

Net Expenses         671,2271,268,7762,493,6743,150,151

   Net investment income (loss)1,228,144324,010(172,893)
1,992,050
Net Realized and Unrealized Gain (Loss):

 Net realized gain on investment
  transactions     3,059,69012,474,07816,533,528  5,805,861
 Net realized loss on foreign currency
  contracts and translations      -     -      -  (156,798)
 Net unrealized appreciation
  (depreciation) of investments3,401,883(239,860) 21,777,123
18,275,031
 Net unrealized appreciation from foreign
  currency translations    -      -     -  5,128

  Net realized and unrealized gain6,461,57312,234,218  38,310,651
23,929,222

Net Increase in Net Assets Resulting
 from Operations  $7,689,717$12,558,228$38,137,758
$25,921,272


The accompanying notes are an integral part of these financial statements.


The Managers Funds
Statements of Changes in Net Assets

                     Managers Income Equity Fund Manages Capital
Appreciation Fund
                     For the  For the For the For the
                  year endedyear endedyear ended  year ended
              December 31, 1996 December 31, 1995  December 31,
1996          December 31, 1995

Increase (Decrease) in Net Assets From
Operations
 Net investment income (loss)$ 1,228,144$ 1,138,269    $324,010
$2,45,949
 Net realized gain on investments
  and foreign currency transactions3,059,6905,081,595  12,474,078
13,170,596
 Net unrealized appreciation
  (depreciation) of investments and
  foreign currency translations3,401,8835,771,575 (239,860)
8,969,556

  Net increase in net assets
   resulting from operations7,689,71711,991,43912,558,228
22,386,101

Distributions to Shareholders:
 From net investment income(1,207,927)(1,143,791) (330,477)
(224,395)
 From net realized gain on
  investments  (3,147,241)(4,742,480)(14,706,217) (10,213,381)

  Total distributions to
   shareholders(4,355,168)(5,886,271)(15,036,694) (10,437,776)

From Capital Share Transactions:
 Proceeds from sale of shares34,882,43912,024,698 47,104,779
36,618,267
 Net asset value of shares issued in
  connection with reinvestment of
  dividends and distributions3,705,6684,310,68113,914,902
8,380,359
 Cost of shares repurchased(26,667,124)(33,508,044)
(40,611,675)  (59,635,994)

  Net increase (decrease) from
   capital share transactions11,920,983(17,172,665)    20,408,006
(14,637,368)

 Total increase (decrease) in net
  assets        15,255,532(11,067,497)17,929,540  (2,689,043)

Net Assets:
 Beginning of year37,807,49748,874,99483,352,761  86,041,804

 End of year   $53,063,029$37,807,497$101,282,301 $ 83,352,761

 End of year undistributed
  (overdistributed) net investment
  income           $61,866$41,649       -$43,118


Share Transactions:
 Sale of shares  1,177,997429,9901,667,9661,353,077
  Shares issued in connection with
  reinvestment of dividends and
  distributions    123,222152,259 525,476312,566
  Shares repurchased(890,919)(1,215,109)(1,419,363)
(2,295,146)

   Net increase (decrease) in shares410,300(632,860)   774,079
(629,503)



The accompanying notes are an integral part of these financial statements.


The Managers Funds
Statements of Changes in Net Assets

                     Managers Special Equity Fund Manages
International Equity Fund
                     For the  For the For the For the
                  year endedyear endedyear ended  year ended
              December 31, 1996 December 31, 1995  December 31,
1996          December 31, 1995

Increase (Decrease) in Net Assets From
Operations
 Net investment income (loss)$ (172,893)$ (177,366)    $1,992,050
$839,813
 Net realized gain on investments
  and foreign currency transactions16,533,52812,656,992
5,649,063        7,272,925
 Net unrealized appreciation
  (depreciation) of investments and
  foreign currency translations21,777,12318,943,704    18,280,159
7,272,709

  Net increase in net assets
   resulting from operations38,137,75831,423,330  25,921,272
15,385,447

Distributions to Shareholders:
 From net investment income    --      --(1,972,418)   (435,148)
 From net realized gain on
  investments (15,417,452)(14,466,123)(6,154,840) (7,196,327)

  Total distributions to
   shareholders(15,417,452)(14,466,123)(8,127,258)
(7,631,475)

From Capital Share Transactions:
 Proceeds from sale of shares200,247,84547,782,220
162,992,914       89559295
 Net asset value of shares issued in
  connection with reinvestment of
  dividends and distributions12,045,5898,768,064  6,457,243
5,331,247
 Cost of shares repurchased(81,942,114)(66,729,768)
(58,163,660)  (49,080,381)

  Net increase (decrease) from
   capital share transactions130,351,320(10,179,504)
111,286,497   (45,810,161)

 Total increase (decrease) in net
  assets       153,071,6266,777,703129,080,51153,564,133

Net Assets:
 Beginning of year118,361,588111,583,885140,487,905    86,923,772

 End of year  $271,433,214$118,361,588$269,568,416
$140,487,905

 End of year undistributed
  (overdistributed) net investment
  income                 -      -$ (99,109)$(26,468)


Share Transactions:
 Sale of shares  3,994,5461,148,9163,879,3812,289,835
  Shares issued in connection with
  reinvestment of dividends and
  distributions    240,100205,619 150,567133,582
  Shares repurchased(1,638,391)(1,656,412)(1,374,547)
(1,300,117)
   Net increase (decrease) in shares2,596,255(301,877) 2,655,401
1,123,300



The accompanying notes are an integral part of these financial statements.


Managers Income Equity Fund
Financial Highlights
For a share of capital stock outstanding throughout each year

                              Year ended December 31,
                         19961995 1994 1993 1992*

Net Asset Value, Beginning of Year$28.43$24.90$27.89   $27.38
$28.62
Income from Investment Operations:
 Net investment income   0.760.87 0.80 0.81  0.99
 Net realized and unrealized gain (loss)
  on investments         3.977.47(0.50)2.54  1.72
  Total from investment operations4.73 8.34  0.30 3.35 2.71

Less Distributions to Shareholders:
 From net investment income(0.76)(0.86)(0.83)(0.76)    (0.98)
 From net realized gain on investments(1.91)(3.95)     (2.46)
(2.08)                 (2.97)
  Total distributions to shareholders(2.67)(4.81) (3.29)
(2.84)                 (3.95)
Net Asset Value, End of Year$30.49$28.43$24.90$27.89   $27.38

Total Return           17.08%34.36%0.99%12.40%9.80%

Ratio of expenses to average
 net assets          1.44%(a)1.45%1.33%1.32%1.20%
Ratio of net investment income to average
 net assets             2.63%2.85%3.06%2.75%3.52%
Portfolio turnover        33% 36%  46%  41%   41%
Average commission rate(b)$0.06 -    -    -     -
Net assets at end of year (000's omitted)$53,063$37,807
$48,875               $40,965$49,648

(a) The Fund has entered into an arrangement with one or more third-party broker-dealers who have paid a portion of the Fund's expenses. Absent this expense reduction, the ratio of expenses to average net assets for the year ended December 31, 1996 would have been 1.44%. (See Note Ic of Notes to Financial Statements.)
(b) All funds are now required to disclose their average commission rate per share for security trades on which commissions are charged. The amount may vary from period to period and from fund to fund depending on the mix of trades executed in various markets where trading practices and commissions rate structures may differ.
Audited by prior auditors.

Managers Capital Appreciation Fund
Financial Highlights
For a share of capital stock outstanding throughout each year

                              Year ended December 31,
                         19961995 1994- 19931992*-

Net Asset Value, Beginning of Year$27.14$23.25$25.17   $24.67
$23.46
Income from Investment Operations:
 Net investment income   0.090.09 0.12 0.19  0.08
 Net realized and unrealized gain (loss)
  on investments         3.667.62(0.49)3.80  2.39
  Total from investment operations3.75 7.71(0.37) 3.99 2.47

Less Distributions to Shareholders:
 From net investment income(0.10)(0.08)(0.12)(0.19)    (0.07)
 From net realized gain on investments(4.45)(3.74)     (1.39)
(3.30)                 (1.19)
 In excess of net realized gain on
  investments                    (0.04)
  Total distributions to shareholders(4.55)(3.82) (1.55)
(3.49)                 (1.26)
Net Asset Value, End of Year$26.34$27.14$23.25$25.17   $24.67

Total Return           13.73%33.39%(1.50)%16.38%10.50%

Ratio of expenses to average net assets1.33%(a)1.36%   1.29%
1.18%                   1.05%
Ratio of net investment income to average
 net assets             0.34%0.31%0.53%0.74%0.33%
Portfolio turnover       172%134% 122% 131%  175%
Average commission rate(b)$0.06 -    -    -     -
Net assets at end of year (000's omitted)$101,282 $83,353
$86,042               $69,358$56,196

(a) The Fund has entered into an arrangement with one or more third-party broker-dealers who have paid a portion of the Fund's expenses. Absent this expense reduction, the ratio of expenses to average net assets for the year ended December 31, 1996 would have been 1.38%. (See Note lc of N-otes to Financial Stat'ements.)
(b) All funds are now required to disclose their average commission rate per share for security trades on which commissions are charged. The amount may vary from period to period and from fund to fund depending on the mix of trades executed in various markets where trading practices and commissions rate structures may differ.
Audited by prior auditors.

Managers Special Equity Fund
Financial Highlights
For a share of capital stock outstanding throughout each year

                             Year ended December 31,
                       19961995(a)1994 1993 1992*

Net Asset Value, Beginning of Year$43-34$36.79$38.90   $36.14
$34.49
Income from Investment Operations:
 Net investment income (loss)(0.00)(0.07)(0.01)0.02    0.05
 Net realized and unrealized gain (loss)
  on investments      10.68 12.28(0.76)6.12  5.35
  Total from investment operations10.6812.21(0.77)     6.14 5.40

Less Distributions to Shareholders:
 From net investment income     -    -    -(0.01) (0.05)
 From net realized gain on investments(3.07)(5.66)     (1,34)
(3.37)               (3.70)
  Total distributions to shareholders(3.07)(5.66) (1.34)
(3.38)               (3.75)
Net Asset Value, End of Year$50.95$43.34$36.79$38.90   $36.14

Total Return         24.75%33.94%(1.99)%17.05%15.64%

Ratio of expenses to average net assets1.43%1.44% 1.37%     1.26%
1.29%
Ratio of net investment income (loss) to
 average net assets (0.10)%(0.16)%(0.06)%0.07%0.14%
Portfolio turnover      56%   65% 667045'70   54%
Average commission rate(b)$0.05 -    -    -     -
Net assets at end of year (000's omitted)$271,433 $118,362
$111,584            $99,032$53,641

(a) Calculated using the weighted average shares outstanding during the year
(b) All funds are now required to disclose their average commission rate per share for security trades on which commissions are charged. The amount may vary from period to period and from fund to fund depending on the mix of trades executed in various markets where trading practices and commissions rate structures may differ.
Audited by prior auditors.

Managers International Equity Fund
Financial Highlights
For a share of capital stock outstanding throughout each year

                              Year ended December 31,
                       19961995(a)1994 19931992*

Net Asset Value, Beginning of Year$39.97$36.35$35.92   $26.52
$25.66
Income from Investment Operations:
 Net investment income 0.32  0.31 0.16 0.22 0.23
 Net realized and unrealized gain on
  investments          4.76  5.59 0.56 9.88 0.85

  Total from investment operations5.08 5.90 0.72  10.10     1.08

Less Distributions to Shareholders:
 From net investment income(0.33)(0.13)(0.08)(0.29)    (0.22)
 In excess of net investment income            -  (0.11)    -
 From net realized gain on investments(1.03)(2.15)     -
(0.30)                    -
 In excess of net realized gain on
  investments                    (0.21)        -

  Total distributions to shareholders(1.36)(2.28) (0.29)
(0.70)               (0.22)

Net Asset Value, End of Year$43.69$39.97$36.35$35.92   $26.52

Total Return         12.77%16.24%2.00%38.20%4.25%

Ratio of expenses to average net assets1.53%1.58% 1.49%     1.47%
1.45%
Ratio of net investment income to average
 net assets           0.97% 0.80%0.60%0.78%0.97%
Portfolio turnover      30%   73%  22%  46%  51%
Average commission rate(b)$0.03 -    -    -    -
Net assets at end of year (000's omitted)$269,568 $140,488
$86,924             $62,273$23,129

(a) Calculated using the weighted average shares outstandng during the year
(b) All funds are now required to disclose their average comission rate per share for security trades on which commissions are charged The amount may vary from period to period and from fund o fund depending on the mix of trades execu ted in various markets where trading practices and commissions rate structures may differ.
*Audited by prior auditors.



The Managers Funds
Notes to Financial Statements
December 31, 1996

(1) Summary of Significant Accounting Policies

The Managers Funds (the "Trust") is a no-load, open-end, management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Currently the Trust is comprised of 10 investment series. Included in this report are Managers Income Equity Fund ("Income Equity"), Managers Capital Appreciation Fund ("Capital Appreciation"), Managers Special Equity Fund ("Special Equity") and Managers International Equity Fund ("International Equity"), collectively the "Funds."

The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management's estimates. The following is a summary of significant accounting policies followed by the Funds:

(a) Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sales price, or, lacking any sales, on the basis of the last quoted bid price. Over-the-counter securities for which market quotations are readily available are valued at the last quoted bid price. Fixed income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term investments, having a remaining maturity of 60 days or less, are valued at amortized cost which approximates market. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Trustees.

(b) Security Transactions

Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

(c)   Investment Income and
Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust is informed of the exdividend date. Dividend income on foreign securities is recorded net of withholding tax. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums when required for federal income tax purposes. Other income and expenses are recorded on an accrual basis. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds in the Trust based upon their average net assets.

Capital Appreciation and Income Equity each had certain portfolio trades directed to brokers who paid a portion of such Fund's custody and/or transfer agent expense. For the fiscal year ended December 31, 1996, Capital Appreciation's and Income Equity's expenses were reduced by $49,691 and $2,304, respectively, under this arrangement.

(d) Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid monthly for Income Equity and annually for Capital Appreciation, Special Equity and International Equity. Distributions of capital gains, if any, will be made on an annual basis and when required for federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency related transactions, losses deferred due to wash sales and equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

(e) Repurchase Agreements

Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund's custodian or at the Federal Reserve Bank.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(f) Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

 (g) Capital Stock

The Trust's Declaration of Trust authorizes for each series of the Trust the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 1996, certain unaffiliated shareholders, including omnibus accounts, individually held greater than 10% of the outstanding shares of the Funds: Managers Income Equity Fund-two own 27%; Managers Capital Appreciation Fund- one owns 30%;
Managers Special Equity Fund- three own 51%; and Managers
International Equity Fund- two own 33%.

(h) Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Funds do not isolate that portion of the results of operation resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

(2) Agreements and Transactions with Affiliates

The Managers Funds, L.P (the "Investment Manager") provides or oversees investment advisory and management services to the Funds under Management Agreements with each Fund. The Investment Manager selects portfolio managers for each Fund (subject to Trustee approval), allocates assets among portfolio managers and monitors the portfolio managers' investment programs and results. Each Fund's investment portfolio is managed by portfolio managers who serve pursuant to Portfolio Management Agreements with the Investment Manager and the Fund. Certain trustees and officers of the Funds are officers of the Investment Manager.

Investment advisory and management fees are paid directly by each Fund to The Managers Funds, L.P based on average daily net assets. The annual investment advisory and management fee rates, as a percentage of average daily net assets for the fiscal year ended December 31, 1996, were as follows:

            Investment Advisory
    Fund    and Management Fee

Managers-
 Income Equity  0.75%
 Capital
  Appreciation  0.80
 Special Equity 0.90
 International
  Equity        0.90

The Trust has adopted an Administrative and Shareholder Servicing Agreement. The Managers Funds, L.P serves as each Fund's administrator (the 'Administrator") and is responsible for all aspects of managing the Funds' operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, brokerdealers and registered investment advisers, that advise or act as an intermediary with the Funds' shareholders. During the fiscal year ended December 31, 1996, each of the Funds paid a fee to the Administrator at the rate of 0.25% per annum of the Fund's average daily net assets.

An aggregate annual fee of $10,000 is paid to each outside Trustee for serving as a Trustee of the Trust. in addition, these Trustees receive meeting fees of $750 for each inperson meeting attended, and $200 for participation in any telephonic meetings. The Trustee fee expense shown in the financial statements represents each Fund's allocated portion of the total fees.

(3) Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended December 31, 1996 were as follows:

   FundPurchases  Sales

Managers-
 Income Equity$22,999,125     $14,124,806
 Capital
  Appreciation .160,426,800   149,694,258
 Special Equity184,864,874    89,206,026
 International
  Equity153,296,70855,373,364

There were no purchases or sales of U.S. Government securities.

(4) Portfolio Securities Loaned

Certain of the Funds may participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral on all securities loaned except for government securities loaned is accepted only in cash. Collateral on government securities loaned is in the form of other similar securities. Collateral is maintained at a minimum level of 1007o of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in money market funds by the custodian. Earnings of such temporary cash investments are divided between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

(5) Forward Foreign Currency Contracts (Managers International
Equity Fund only)

During the fiscal year ended December 31, 1996, Managers
International Equity Fund invested in forward foreign currency exchange contracts. These investments may involve greater market risk than the amounts disclosed in the Fund's financial statements.

A forward foreign currency exchange contract is an agreement between the Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on settlement date.

The Fund may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Open foreign currency contracts for International Equity at December 31, 1996 were as follows:

                 Settlement   Current       Unrealized
                   Date       Value         Gains/(Losses)

BuyContracts
CHF1,385,392 01/06/97   $ 1,035,033        $ 8,539
CHF  300,341     01/07/97   224,386            368
CHF  797,318     01/08/97   595,680          4,855
DEM  554,302     01/03/97   360,217          3,753
DEM3,049,623     01/06/97 1,981,819         21,403
FRF1,612,008     01/31/97   310,689          3,494
GPB1,152,929     01/07/97 1,975,209         24,107
JPY89,325,692    01/08/97   771,312          1,230
SEK   49,397     01/02/97     7,243             38
SEK5,679,576     01/06/97   832,795          6,795

TotalBuy Contracts
(Payable Amount $8,019,801) $8,094,383     $74,582

SellContracts
JPY  886,374     01/07/97    $7,654            $21
CAD  749,213     01/06/97   547,151          (599)
DKK  299,100     01/02/97    50,774          (555)
DKK  149,550     01/06/97    25,387          (280)
SEK5,293,690     01/07/97   776,212        (6,792)
TotalSell Contracts
(Receivable Amount $1,398,973)$1,407,178 $ (8,205)
CAD - Canadian Dollar CHF - Swiss Franc DEM - German Deutschemark
DKK - Danish Krone
FRF - French Franc
GBP - British Pound
JPY -Japanese Yen
SEK - Swedish Krona

(6) Contingency

Two lawsuits seeking class action status have been filed against Managers Intermediate Mortgage Fund, Managers Short Government Fund, the Investment Manager and the Trust, among other defendants. In both of these cases, the plaintiffs seek unspecified damages based upon losses alleged in the two funds named above. After plaintiff amended the complaint, a second motion to dismiss was filed in the suit relating to Managers Short Government Fund. In that action, the parties have now entered into a preliminary agreement to settle all claims by the purported class. However, the parties have not finalized their settlement nor have they obtained the required court approvals. For these and other reasons, there can be no assurance that the settlement will be consummated. In addition, a non-class action lawsuit based on similar allegations has been filed by a customer against certain of the defendants named in the class action lawsuits as well as Managers Short and Intermediate Bond Fund. Certain other customers, who are potentially members of the plaintiff class in each of the two class action lawsuits referred to above, have asserted that they may file similar lawsuits based on similar claims, but have not done so. Management continues to believe that it has meritorious defenses and, if the cases are not settled, Management intends to defend vigorously against these actions.

Important Tax Information
(unaudited)

For its fiscal year ended December 31, 1996, the total amount of income received by Managers International Equity Fund from foreign sources was $0.81 per share (representing a total of $4,904,446). The total amount of taxes paid by the Fund to such countries was $0.11 per share (representing a total of $641,667).

Managers Income Equity Fund, Capital Appreciation Fund, Special
Equity Fund and International Equity Fund hereby designate
$2,514,498, $9,034,114, $11,499,765 and $3,822,852, respectively, of the amounts distributed on December 27, 1996 as being from longterm capital gains.

As permitted by tax regulations, Managers International Equity Fund has elected to defer $148,186 of net realized currency losses incurred between November 1, 1996 and December 31, 1996, and treat them as arising in the fiscal year ended December 31, 1997.

 Report of Independent Accountants

To the Trustees of The Managers Funds and the Shareholders of
Managers Income Equity Fund, Managers Capital Appreciation Fund,
Managers Special Equity Fund and Managers International Equity
Fund:

We have audited the accompanying statements of assets and liabilities of Managers Income Equity Fund, Managers Capital Appreciation Fund, Managers Special Equity Fund and Managers International Equity Fund, including the schedules of portfolio investments, as of December 31, 1996 and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, presented herein, were audited by other auditors whose report dated February 26, 1993, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managers Income Equity Fund, Managers Capital Appreciation Fund, Managers Special Equity Fund and Managers International Equity Fund as of December 31, 1996, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                    COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 14, 1997

                       The Managers Funds
              Where Leading Money Managers Converge

Fund Distributor
The Managers Funds, L.P
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

Custodian
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

Legal Counsel
Shereff, Friedman, Hoffman & Goodman, LLP
919 Third Avenue
New York, New York 10022

Transfer Agent
Boston Financial Data Services, Inc.
attn: The Managers Funds
PO. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682


This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded by an effective prospectus.

The Managers Funds
Equity Funds:

INCOME EQUITY FUND
Scudder, Stevens & Clark, Inc.
Spare, Kaplan, Bischel & Associates

CAPITAL APPRECIATION FUND
Dietche & Field Advisers, Inc.
Husic Capital Management

SPECIAL EQUITY FUND
Liberty Investment Management
Pilgrim Baxter & Associates
Westport Asset Management, Inc.

INTERNATIONAL EQUITY FUND
Scudder, Stevens & Clark, Inc.
Lazard, Freres Asset Management Co.

Fixed Income Funds:
MONEY MARKET FUND
Morgan Guaranty Trust Company of New York

SHORT GOVERNMENT FUND
Jennison Associates Capital Corp.

SHORT AND INTERMEDIATE BONDFUND
Standish, Ayer & Wood, Inc.

INTERMEDIATE MORTGAGE FUND
Jennison Associates Capital Corp.

BONDFUND
Looniis, Sayles & Company, Inc.

GLOBAL BOND FUND
Rogge Global Partners